UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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ADMA BIOLOGICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ADMA BIOLOGICS, INC.

465 State Route 17 South

Ramsey, New Jersey 07446

Dear Stockholder:

You are cordially invited to the annual meeting of stockholders (the “Annual Meeting”) of ADMA Biologics, Inc. (the “Company”), which will be held at 9:00 a.m. Eastern Time on June 5, 2019 at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, New York 10019.

In connection with the Annual Meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting.

The Board of Directors unanimously recommends that our stockholders vote “FOR” all of the proposals presented in the proxy statement.

Your vote is very important. Even if you plan to attend the Annual Meeting, if you are a holder of record of common stock please submit your proxy by mail or e-mail as soon as possible to make sure that your shares are represented at the Annual Meeting, or you may submit your proxy in person at the Annual Meeting. If you hold your shares of common stock in “street name” through a broker, trustee or other nominee, you must vote in accordance with the voting instructions provided to you by such broker, trustee or other nominee, which include instructions for voting by Internet or telephone.

On behalf of the Board of Directors, I thank you for your continued support of ADMA Biologics, Inc.

Yours sincerely, /s/ Adam S. Grossman Adam S. Grossman President, Chief Executive Officer and Director

This proxy statement is dated April 24, 2019 and is first being mailed to stockholders of the Company on or about April 24, 2019.  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of any of the proposals contained herein or determined that this proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

ADMA BIOLOGICS, INC.

465 State Route 17 South

Ramsey, New Jersey 07446

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF ADMA BIOLOGICS, INC.

To Be Held On June 5, 2019

To the Stockholders of ADMA Biologics, Inc. (“we,” “our” or the “Company”):

NOTICE IS HEREBY GIVEN that an annual meeting (the “Annual Meeting”) of stockholders of the Company will be held at 9:00 a.m. Eastern Time on June 5, 2019 at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, New York 10019. At the Annual Meeting, you will be asked to consider and vote upon the following stockholder proposals:

1.

A proposal to elect two Class III directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at our 2022 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death;

2.

A proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of common stock, $0.0001 par value per share, from 75,000,000 shares to 150,000,000 shares, and (ii) remove the Company’s non-voting common stock, $0.0001 par value per share (“non-voting common stock”), which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock;

3.	A proposal to approve the compensation of the Company’s named executive officers, on an advisory basis;
4.	A proposal to determine, on an advisory basis, the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission;

5.	A proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and
6.	A proposal to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The foregoing proposals are more fully described in the accompanying proxy statement, which you should read in its entirety (including any documents incorporated into the proxy statement by reference) and carefully consider prior to casting any votes in connection with such proposals. The Board has set the close of business on April 10, 2019 as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders as of the Record Date will be available for inspection by stockholders, for any purpose germane to the Annual Meeting, at the Company’s offices and at the offices of Continental Stock Transfer & Trust Company, the Company’s independent stock transfer agent, during normal business hours for a period of 10 days prior to the Annual Meeting. The list will also be available for inspection by stockholders at the Annual Meeting.

All stockholders are invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible. If you are a holder of record of common stock, you may vote in person at the Annual Meeting or by mail or e-mail by following the instructions on the enclosed proxy card or voting instruction card. Voting by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend in person. If you hold your shares of common stock in “street name” through a broker, trustee or other nominee, you must vote in accordance with the voting instructions provided to you by such broker, trustee or other nominee, which include instructions for voting by Internet or telephone.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be Held on June 5, 2019:

The proxy statement and annual report to stockholders are available at: www.admabiologics.com.

By Order of the Board of Directors /s/ Adam S. Grossman Adam S. Grossman President and Chief Executive Officer

April 24, 2019

Ramsey, New Jersey

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
SUMMARY	6
THE CLASS III DIRECTOR ELECTION PROPOSAL	8
THE CHARTER AMENDMENT PROPOSAL	12
ADMA CORPORATE GOVERNANCE	14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
ADMA SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	20
ADMA EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION	23
THE SAY-ON-PAY PROPOSAL	31
THE SAY-ON-PAY FREQUENCY PROPOSAL	33
THE AUDITOR RATIFICATION PROPOSAL	35
CERTAIN ADMA RELATIONSHIPS AND RELATED TRANSACTIONS	38
STOCKHOLDER PROPOSALS AND OTHER INFORMATION	39
ANNUAL REPORT	39
HOUSEHOLDING OF MEETING MATERIALS	39
EXPENSES AND SOLICITATION	39
OTHER MATTERS	40
WHERE YOU CAN FIND ADDITIONAL INFORMATION	41
ANNEX A – SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADMA BIOLOGICS, INC.	A-1

QUESTIONS AND ANSWERS

The following section addresses certain questions about this proxy statement and the proposals described herein, which are to be presented at the annual meeting of stockholders (the “Annual Meeting”) of ADMA Biologics, Inc. (“ADMA,” “we,” “us,” “our” or the “Company”), as further described herein.

The Annual Meeting will be held at 9:00 a.m. Eastern Time on June 5, 2019 at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, New York 10019.

The following questions and answers may not include all of the information that is important to you as a stockholder of the Company. We urge our stockholders to read this entire proxy statement (including the documents incorporated by reference herein) and carefully consider such information before casting any votes with respect to the proposals presented herein.

What is the purpose of this document?

We are soliciting stockholder votes with respect to the following proposals:

1.

A proposal to elect two Class III directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at our 2022 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Class III Director Election Proposal”);

2.

A proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Existing Charter”) to (i) increase the number of authorized shares of common stock, $0.0001 par value per share (“common stock”), from 75,000,000 shares to 150,000,000 shares, and (ii) remove the Company’s non-voting common stock, $0.0001 par value per share (“non-voting common stock”) which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock (the “Charter Amendment Proposal”);

3.	A proposal to approve the compensation of the Company’s named executive officers, on an advisory basis (the “Say-on-Pay Proposal”);
4.	A proposal to determine, on an advisory basis, the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission (the “SEC”) (the “Say-on-Pay Frequency Proposal”);

5.	A proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 (the “Auditor Ratification Proposal”); and
6.	A proposal to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

For more information about these proposals, please see the sections entitled “The Class III Director Election Proposal”, “The Charter Amendment Proposal”, the “Say-on-Pay Proposal”, the “Say-on-Pay Frequency Proposal” and “The Auditor Ratification Proposal.”

Who is entitled to vote at and attend the Annual Meeting?

Only stockholders of record and beneficial owners of the Company’s common stock at the close of business on April 10, 2019 (the “Record Date”) are entitled to receive notice of, vote at and attend the Annual Meeting. Each outstanding share of the Company’s common stock as of the Record Date entitles its holder to cast one vote on each matter to be voted upon.

What is the difference between holding shares of common stock as a holder of record and as a beneficial owner?

Certain of our stockholders hold or may in the future hold their shares of common stock beneficially through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares owned beneficially and those held of record.

Beneficial Owner: If your shares of common stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or other nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or other nominee how to vote. The voting instruction card from your broker, trustee or other nominee contains voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares, which include instructions for voting by Internet or telephone.

Because a beneficial owner is not the stockholder of record, you may not vote your shares of common stock in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

Stockholder of Record: If your shares of common stock are registered directly in your name with us or our stock transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use.

What do I need to do to attend the Annual Meeting?

In order to be admitted to the Annual Meeting, stockholders must present proof of ownership of their shares of common stock as of the Record Date. Any holder of a proxy from a stockholder must present a properly executed proxy to be admitted. Stockholders and proxyholders must also present a form of valid, government-issued photo identification, such as a driver’s license or passport. These items must be presented in order to be admitted to the Annual Meeting. Expired forms of identification will not be accepted.

If you do not bring proof of ownership of common stock as of the Record Date, you will not be admitted to the Annual Meeting. If you are a beneficial owner of common stock and your shares are held in the name of a broker, trustee or other nominee, a brokerage statement or letter from a bank or broker detailing ownership of the common stock as of the Record Date is an example of proof of ownership.

What constitutes a quorum?

The presence of a quorum is required for business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date and entitled to vote shall constitute a quorum. As of the Record Date, shares of common stock were outstanding and entitled to vote. If you submit a properly executed proxy card, regardless of whether you abstain from voting, your shares represented by such proxy card will be considered in determining the presence of a quorum.

How do I vote?

You may vote in person at the Annual Meeting or by mail. If you hold your shares of common stock in “street name” through a broker, trustee or other nominee, you must vote in accordance with the voting instructions provided to you by such broker, trustee or other nominee, which include instructions for voting by Internet or telephone.

Voting by Mail: If you are a holder of record of common stock and choose to vote by mail, simply complete, sign and date your proxy card and mail it in the accompanying pre-addressed envelope. Proxy cards submitted by mail must be received by our Office of the Secretary at 465 State Route 17 South, Ramsey, New Jersey 07446, Attention: Office of the Secretary prior to the Annual Meeting in order for the shares represented by such proxy cards to be voted. If you hold common stock beneficially in street name and choose to vote by mail, you must complete, sign and date the voting instruction card provided by your broker, trustee or other nominee and mail it in the accompanying pre-addressed envelope within the specified time period.

Voting by E-mail: If you are a holder of record of common stock and choose to vote by e-mail, simply complete, sign and date your proxy card and e-mail a PDF scan of the proxy card to Continental using the following e-mail address: proxy@continentalstock.com. The e-mail and PDF attachment must be received by Continental prior to the Annual Meeting in order for the shares represented by such proxy cards to be voted.

Voting in Person at the Annual Meeting: If you are a record holder of common stock, you may attend and vote in person at the Annual Meeting. If you are a beneficial owner of common stock held in the name of a broker, trustee or other nominee, you must obtain a “legal proxy,” executed in your favor, from such broker, trustee or other nominee to be able to vote in person at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this “legal proxy” from the holder of record.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance, as described above, so that your vote will be counted if you later decide not to attend the Annual Meeting. Any vote properly cast at the Annual Meeting will supersede any previously submitted proxy or voting instructions. For additional information, please see “Can I change my vote or revoke my proxy after I return my proxy card?” below.

How does the Board of Directors recommend I vote on the proposals?

The recommendations of the Board are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	“FOR” the election of each director nominee named in the Class III Director Election Proposal;
•	“FOR” the Charter Amendment Proposal;
•	“FOR” the Say-on-Pay Proposal;
•	“EVERY THREE YEARS” on the Say-on-Pay Frequency Proposal; and

•	“FOR” the Auditor Ratification Proposal.

How will my shares of common stock be voted if I do not indicate a vote on my proxy card?

Your shares will be voted as you indicate on the proxy card or voting instruction form, as applicable. If you return your signed proxy card but do not mark the boxes indicating how you wish to vote, your shares will be voted as recommended by the Board on those items. See the question above entitled “How does the Board of Directors recommend I vote on the proposals?” Your shares will be voted in accordance with the discretion of the proxyholders as to any other matter that is properly presented at the Annual Meeting.

Will my shares be voted if I do not provide my proxy?

For stockholders of record: If you are the stockholder of record and you do not vote by proxy card or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

For holders in street name: If your shares are held in street name, your shares may be voted even if you do not provide the brokerage firm with voting instructions. Subject to applicable Nasdaq Stock Market LLC (“NASDAQ”), New York Stock Exchange and U.S. Securities Exchange Commission (“SEC”) rules, brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals (such as the Auditor Ratification Proposal) when they have not received voting instructions.

When a proposal is not a routine matter, such as the Class III Director Election Proposal, the Charter Amendment Proposal, the Say-on-Pay Proposal and the Say-on-Pay Frequency Proposal and you have not provided voting instructions to the brokerage firm with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. The missing votes for these non-routine matters are called “broker non-votes.” Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present or represented by proxy and entitled to vote with respect to the proposals presented in this proxy statement. Accordingly, a broker non-vote will not impact the outcome of voting on the proposals presented herein.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Annual Meeting. If you are a stockholder of record as of the Record Date, regardless of the way in which you submitted your original proxy, you may change it by:

•	Returning a later-dated signed proxy card or written notice of revocation, as applicable, to us prior to the Annual Meeting at 465 State Route 17 South, Ramsey, New Jersey 07446, Attention: Office of the Secretary;

•	Delivering a later-dated signed proxy card or written notice of revocation, as applicable, to Continental prior to the Annual Meeting by e-mailing a PDF of such proxy card or written notice of revocation to proxy@continentalstock.com; or

•	Attending the Annual Meeting and properly voting in person.

Alternatively, you may hand deliver a later-dated written notice of revocation or later-dated signed proxy to the Secretary at the Annual Meeting before we begin voting. If your shares of common stock are held through a broker, trustee or other nominee, you will need to contact that nominee if you wish to change your voting instructions. You may also vote in person at the Annual Meeting if you obtain a “legal proxy” as described in the answer to the question above entitled “How do I vote? – Voting in Person at the Annual Meeting.” Mere attendance at the Annual Meeting will not cause your previously granted proxy to be revoked.

 What vote is required to approve each proposal?

Proposal	Vote Required	What Are My Voting Choices?	Broker Discretionary Voting Allowed?
Class III Director Election Proposal	Plurality of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy and entitled to vote thereon	“FOR” or “WITHHOLD”	No
Charter Amendment Proposal	Majority of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon	“FOR”, “AGAINST” or “ABSTAIN”	No
Say-on-Pay Proposal	Majority of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon	“FOR”, “AGAINST” or “ABSTAIN”	No
Say-on-Pay Frequency Proposal	The option of “EVERY YEAR”, “EVERY TWO YEARS” or “EVERY THREE YEARS” that receives the highest number of votes cast by stockholders present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon will be the frequency for the advisory vote	“EVERY YEAR”, “EVERY TWO YEARS”, “EVERY THREE YEARS” or “ABSTAIN”	No
Auditor Ratification Proposal	Majority of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon	“FOR”, “AGAINST” or “ABSTAIN”	Yes

Election of a Class III director requires the affirmative vote of a plurality of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy and entitled to vote thereon, assuming the presence of a quorum at the Annual Meeting. This means that the two nominees with the greatest number of votes will be elected.

Adoption of the Charter Amendment Proposal, the Say-on-Pay Proposal and the Auditor Ratification Proposal each require the affirmative vote of the holders of a majority of the shares of ADMA’s common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for each such proposal to be approved, provided a quorum is present in person or by proxy. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).

With respect to the Say-on-Pay Frequency Proposal, the option of “EVERY YEAR”, “EVERY TWO YEARS” and “EVERY THREE YEARS” that receives the highest number of votes cast by stockholders present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders, provided a quorum is present in person or by proxy.

Notwithstanding the vote standards described herein, please be advised that the Say-on-Pay Proposal, the Say-on-Pay Frequency Proposal and the Auditor Ratification Proposal are advisory only and will not be binding on the Company or the Board and will not create or imply any change in the fiduciary duties of, nor impose any additional fiduciary duty on, the Company or the Board. However, the Board and/or Audit Committee or Compensation Committee, as the case may be, will take into account the outcome of the votes when considering what action, if any, should be taken in response to the advisory vote by stockholders.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders will have the discretion to vote your shares of common stock on any additional matters properly presented for a vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request that any brokers, trustees and other nominees who hold shares in their names furnish our proxy materials to the beneficial owners of the shares, and we must reimburse these brokers, trustees and other nominees for the expenses of doing so in accordance with statutory fee schedules. We do not plan to engage a proxy solicitor in connection with the Annual Meeting.

SUMMARY

This summary highlights selected information in this proxy statement and may not contain all of the information about the proposals being considered at the Annual Meeting that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary. You should carefully read this proxy statement in its entirety, and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the Annual Meeting. You may obtain, without charge, copies of documents incorporated by reference into this proxy statement by following the instructions under the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 41 of this proxy statement.

The Annual Meeting

The Annual Meeting of Stockholders of ADMA will be held at 9:00 a.m. Eastern Time on June 5, 2019 at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, New York 10019. At the Annual Meeting, you will be asked to consider and vote upon:

1.	the Class III Director Election Proposal;
2.	the Charter Amendment Proposal;
3.	the Say-on-Pay Proposal;
4.	the Say-on-Pay Frequency Proposal; and

5.	the Auditor Ratification Proposal.

We will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders at the close of business on April 10, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Each stockholder is entitled to one vote on each matter submitted to the stockholders at the Annual Meeting for each share of our common stock held by such stockholder as of the Record Date. At the close of business on the Record Date, there were 46,353,068 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting, held by eight holders of record.

Proposals to be Voted Upon at the Annual Meeting

The Class III Director Election Proposal

(Page 8)

We are proposing to elect our existing directors, Dr. Jerrold B. Grossman, our Vice Chairman of the Board, and Lawrence P. Guiheen, to serve as Class III directors for three-year terms expiring at ADMA’s 2022 annual meeting of stockholders.

The Board unanimously recommends that you vote “FOR” the election of each nominee named above.

The Charter Amendment Proposal

(Page 12)

We are proposing to amend and restate our Existing Charter to (i) increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares, and (ii) remove our non-voting common stock which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock. The form of Second Amended and Restated Certificate of Incorporation of the Company (the “Restated Charter”) is attached as Annex A and is incorporated into this proxy statement by reference. You are encouraged to read the form of Restated Certificate in its entirety.

The Board unanimously recommends that you vote “FOR” the Charter Amendment Proposal.

The Say-on-Pay Proposal

(Page 31)

We are proposing to approve the compensation of the Company’s named executive officers, on an advisory basis, commonly referred to as a “Say-on-Pay” vote.

The Board unanimously recommends that you vote “FOR” the Say-on-Pay Proposal.

The Say-on-Pay Frequency Proposal

(Page 33)

We are seeking advisory votes as to whether the Say-on-Pay vote should occur every one, two or three years.

The Board unanimously recommends that you vote “FOR” the option of once every “THREE YEARS” as the frequency with which stockholders are provided an advisory vote on executive compensation.

The Auditor Ratification Proposal

(Page 35)

We are proposing to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Where You Can Find Additional Information

(Page 41)

You can find more information about ADMA in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov, and on our website at www.admabiologics.com. See “Where You Can Find Additional Information” beginning on page 41.

THE CLASS III DIRECTOR ELECTION PROPOSAL

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the authorized number of directors of the Company shall not be less than one nor more than nine.  Seven directors are currently serving on the Board. The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company’s Bylaws.  The Company’s Bylaws and Existing Charter divide the Board into three classes with staggered three-year terms.

At the Annual Meeting, the stockholders will be asked to elect two directors to serve for three-year terms expiring at the annual meeting of stockholders in 2022. The Class III directors, whose terms of office will expire at the Annual Meeting in 2022, are Dr. Jerrold B. Grossman, our Vice Chairman of the Board, and Lawrence P. Guiheen.  If each director is elected, the total number of directors comprising the Company’s Board will remain at seven directors, effective immediately following the Annual Meeting.

The Board has nominated, upon the recommendation of our Governance and Nominations Committee, Dr. Grossman and Mr. Guiheen.  Proxies solicited by the Board will, unless otherwise directed, be voted to elect the two nominees named below.  Each nominee is currently serving as a director of the Company and has indicated a willingness to continue to serve for the term to which they are nominated, if elected.  In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominee and to vote for a substitute nominee in their discretion in such class, as they shall determine. Set forth below is certain information about the nominees for election as directors, including each nominee’s age and length of service as a director of the Company, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the director serves or has served in the past five years.  Other than with respect to Dr. Grossman, who is the father of Adam S. Grossman, our President and Chief Executive Officer and a Class II Director, there are no family relationships among any of our directors, nominees for director and executive officers.

NOMINEES FOR A THREE-YEAR TERM EXPIRING AT THE 2022 ANNUAL MEETING

Name	Age	Principal Occupation and Business Experience
Jerrold B. Grossman D.P.S.	71

Dr. Grossman has been a director of the Company since 2007, is the Vice Chairman of our Board and is a co-founder of the Company. Dr. Grossman has over 35 years of experience in the blood and plasma industry.  He served as the Chief Executive Officer of ADMA, on a part-time basis, between 2007 and October 2011.  He is the founder and Chief Executive Officer of Technomed, Inc. (formerly National Hospital Specialties), a wholesaler of specialty biological and pharmaceutical products, and has served as Chief Executive Officer of that company since 1980.  Additionally, Dr. Grossman is the founder and President of GenesisBPS, a medical device firm specializing in blood collection and processing equipment, and has served as President of that company since 1990.  Previously, he has held positions at the New York Blood Center, Immuno-U.S., Inc. and previously served as the Chairman of the Board of Bergen Community Blood Services.  Currently, Dr. Grossman is a member of the New Jersey Blood Bank Task Force and a founder and director of the New Jersey Association of Blood Bank Professionals. He was a founder and former director of Pascack Bancorp, Inc. which was acquired by Lakeland Bancorp, Inc. in January 2016 and is currently a member of the Corporate Advisory Council of Lakeland Bancorp Inc.  Dr. Grossman has also provided consulting services to various government agencies and international organizations.  He received a B.A. in Economics and Finance from Fairleigh Dickinson University, an M.B.A. from Fairleigh Dickinson University, and his D.P.S. in Business Management from Pace University.  Dr. Grossman is the father of Adam S. Grossman, our President and Chief Executive Officer.  He was chosen to serve on the Board because of his role as our co-founder and past Chief Executive Officer, as well as his more than 35 years of experience serving a variety of companies and associations in the blood and plasma industry.

Lawrence P. Guiheen	68	Mr. Guiheen became a director of the Company in July 2012 and is currently the Chairman of the Company's Governance and Nominations Committee and a member of the Company's Audit Committee. Mr. Guiheen has over 30 years of experience in the blood and plasma industry. Since July 2013, Mr. Guiheen has been Chief Commercial Officer of Kedrion BioPharma, Inc., based in Barga, Italy and Fort Lee, New Jersey, a company which markets therapies globally for hemophilia, hemolytic disease of the newborn, immune and neurological disorders. Prior to July 2013, Mr. Guiheen was principal of Guiheen and Associates, a consulting group that specialized in biopharmaceutical, pharmaceutical and medical device commercialization. Before July 2011, Mr. Guiheen worked at Baxter Healthcare Corporation for over 30 years. Most recently he held the positions of General Manager Global Hemophilia Franchise (from December 2010 to July 2011), President of Global BioPharmaceuticals for Baxter Healthcare's BioScience Division (March 2010 to December 2010) and President of BioPharmaceuticals US (January 2004 to March 2010). Mr. Guiheen had been a member of the BioScience Senior Management Team for over 14 years and has extensive experience leading global and domestic commercial organizations in the plasma and recombinant therapies. Mr. Guiheen is past Chairman of the Global Board of Directors for the Plasma Proteins Therapeutics Association (PPTA) and a past member of the Board of Directors of California Healthcare Institute (CHI). Mr. Guiheen holds a B.A. degree in business administration from Rutgers University. Mr. Guiheen was chosen to serve on the Board because of his extensive experience in the plasma and pharmaceutical industries.

Vote Required

Assuming the presence of a quorum at the Annual Meeting, the election of a Class III director requires the affirmative vote of a plurality of the shares present in person, by remote communication, or represented by proxy and entitled to vote. Thus, the two nominees with the greatest number of votes will be elected.

Board Recommendation

After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of ADMA and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the election of each of the nominees for director named above and unanimously recommends that you vote “FOR” the election of each of the nominees for director named above.

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2020 ANNUAL MEETING

Name	Age	Principal Occupation and Business Experience
Dov A. Goldstein, M.D.	51

Dr. Goldstein has been a director of the Company since 2007 and is currently the Chairman of the Company's Compensation Committee. Dr. Goldstein is currently a private investor. Dr. Goldstein was the Chief Financial Officer at Schrödinger, LLC from 2017 to 2018. Dr. Goldstein served as a Managing Partner at Aisling Capital from 2014 to October 2017, Partner from 2008 to 2014 and a principal at Aisling Capital from 2006 to 2008. Dr. Goldstein served as the Chief Financial Officer of Loxo Oncology, Inc. between July 2014 and January 2015, and was its acting Chief Financial Officer from January 2015 to May 2015. From 2000 to 2005, Dr. Goldstein served as Chief Financial Officer of Vicuron Pharmaceuticals, Inc., which was acquired by Pfizer, Inc. in September 2005. Prior to joining Vicuron, Dr. Goldstein was Director of Venture Analysis at HealthCare Ventures. Dr. Goldstein also completed an internship in the Department of Medicine at Columbia-Presbyterian Hospital. Dr. Goldstein serves as a director of Esperion Therapeutics, Inc. (Nasdaq: ESPR) and previously served as a director of Loxo Oncology, Inc. (Nasdaq: LOXO) within the past five years. Dr. Goldstein received a B.S. from Stanford University, an M.B.A. from Columbia Business School and an M.D. from Yale School of Medicine. ADMA believes that Dr. Goldstein’s medical training and his experience in the biopharmaceutical industry as a venture capital investor, as an executive of Vicuron and a member of the boards of directors of other biopharmaceutical companies, as well as his valuable perspective on ADMA's business, give him the requisite qualifications and skills to serve as a director.

Bryant E. Fong	46	Mr. Fong, who became a director of the Company in May 2012 and is currently a member of the Company's Audit Committee, Compensation Committee and Governance and Nominations Committee, has over 23 years of experience in the life sciences industry. Mr. Fong is a founding Managing Director and General Partner at Biomark Capital Fund, a life sciences private equity firm formed in 2013 (“Biomark Capital”). Prior to Biomark Capital, Mr. Fong was a Managing Director and General Partner of Burrill & Company, where he spent almost 16 years investing in and managing investments in private and public companies in the biotechnology industry. Some of Mr. Fong's most notable investments include Pharmasset (VRUS), Novadaq Technologies (NVDQ), Galapagos (GLPG), Ceptaris Therapeutics, Ferrokin Biosciences, WaveTec Vision and JHL Biotech. Prior to joining Burrill & Company, Mr. Fong held positions as a research scientist with two early stage biotechnology companies located in the San Francisco Bay area. Mr. Fong is currently a director of Neos Therapeutics, Inc. (Nasdaq: NEOS). Mr. Fong currently serves on the boards of directors of a number of private life science companies. Mr. Fong earned his B.S. with honors in Molecular and Cell Biology-Biochemistry from the University of California, Berkeley. He was nominated by Biomark Capital to serve on the Board because of his extensive experience in the biotechnology industry.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2021 ANNUAL MEETING

Name	Age	Principal Occupation and Business Experience
Steven A. Elms	55

Mr. Elms has been a director of the Company since 2007 and is the Company’s Chairman of the Board. Mr. Elms serves as a Managing Partner at Aisling Capital, which he joined in 2000. Previously, he was a Principal in the Life Sciences Investment Banking Group of Hambrecht & Quist. During his five years at Hambrecht & Quist, Mr. Elms was involved in over 60 financing and merger and acquisition transactions, helping clients raise in excess of $3.3 billion in capital. Prior to joining Hambrecht & Quist, Mr. Elms traded mortgage-backed securities at Donaldson, Lufkin & Jenrette. His previous healthcare sector experience includes over two years as a pharmaceutical sales representative for Marion Laboratories and two years as a consultant for The Wilkerson Group. Mr. Elms currently serves on the board of directors of Zosano Pharma Corp. (Nasdaq: ZSAN) and previously served on the board of directors of Loxo Oncology, Inc. (Nasdaq: LOXO), Cidara Therapeutics, Inc. (Nasdaq: CDTX) and Pernix Therapeutics Holdings, Inc. (OTCMKTS: PTXTQ) within the past five years. Mr. Elms received a B.A. in Human Biology from Stanford University and an M.B.A. from Kellogg Graduate School of Management at Northwestern University. Mr. Elms was chosen to serve on the Board because of his valuable experience in the investment banking industry, particularly with respect to strategic and financing transactions.

Adam S. Grossman	42

Mr. Grossman has been a director of the Company since 2007, has served as the Company’s President and Chief Executive Officer since October 2011 and as the Company’s President and Chief Operating Officer between 2007 and October 2011, and is a co-founder of the Company.  Mr. Grossman has over 20 years of experience in the blood and plasma industry.  Prior to founding the Company, Mr. Grossman was the Executive Vice President of National Hospital Specialties at GenesisBPS, a position he held between 1994 and 2011.  He has experience in launching new products, building and managing national and international sales forces, managing clinical trials and completing numerous business development transactions.  Previously, he worked at MedImmune, Inc., where he worked on marketing teams for RSV and CMV immunoglobulins, and at the American Red Cross, where he launched new products with the Biomedical Services division.  Mr. Grossman received a B.S. in Business Administration, with a specialization in International Business and Marketing, from American University.  Mr. Grossman is the son of Dr. Jerrold B. Grossman, our Vice Chairman and co-founder.  Mr. Grossman was chosen to serve on the Board because, as the Company’s Chief Executive Officer, he is able to provide the Board with critical insight into the day-to-day operations of the Company.

Eric I. Richman	58	Mr. Richman has been a director of the Company since 2007 and is currently the Chairman of the Company's Audit Committee and a member of the Company's Compensation Committee and Governance and Nominations Committee. Mr. Richman serves as the interim Chief Executive Officer of LabConnect, Inc., a provider of global central laboratory services, a position he has held since November 2018. Mr. Richman was a Venture Partner at Brace Pharma Capital, a life science venture capital firm, from January 2016 to September 2018 and is involved with several private and public biotechnology companies. He also served as Chief Executive Officer Tyrogenex Inc., a biopharmaceutical company, from 2016 to 2018. Mr. Richman served as the President and Chief Executive Officer of PharmAthene, Inc. (“PharmAthene”), subsequently acquired by Altimmune, Inc., between October 2010 and March 2015. He also served on PharmAthene’s board of directors, when the company was listed on the NYSE, from 2010 to 2017. Prior to joining PharmAthene, Mr. Richman held various commercial and strategic positions of increasing responsibility over a 12-year period at MedImmune, Inc. from its inception and was Director, International Commercialization at that company. Mr. Richman served as a director of Lev Pharmaceuticals, Inc. and as Chairman of its Commercialization Committee and served as a director of American Bank Incorporated (acquired by Congressional Bancshares). Mr. Richman currently serves as a director of Variant Pharmaceuticals, Inc., NovelStem International Corp. (OTCMKTS: NSTM) and LabConnect, Inc. where he serves as the Chairman of the Board. Mr. Richman received a B.S. in Biomedical Science from the Sophie Davis School of Biomedical Education and a M.B.A. from the American Graduate School of International Management. Mr. Richman was chosen to serve on the Board because of his experience in the development and commercialization of plasma-derived products and experience as an executive officer.

THE CHARTER AMENDMENT PROPOSAL

Our Board has approved an amendment and restatement to our Existing Charter to (i) increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares, and (ii) remove the Company’s non-voting common stock, which was retired in full on May 14, 2018, eliminate all powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof and delete all references therein to the non-voting common stock, and recommends that our stockholders approve the proposed Restated Charter. A copy of the proposed amendment is attached to this proxy statement as Annex A. You are encouraged to read the Restated Charter in its entirety.

The additional 75,000,000 shares of common stock will be designated as common stock with a par value of $0.001 per share. The Company is currently authorized to issue 93,591,160 shares of capital stock, of which 75,000,000 shares are designated as common stock, 8,591,160 shares are designated as non-voting common stock and 10,000,000 shares are designated as preferred stock, $0.0001 par value per share (“preferred stock”). On June 6, 2017, as partial consideration for the Company’s acquisition of certain therapy business related assets of Biotest Pharmaceuticals Corporation (“BPC”) (the “BPC Transaction”), the Company issued 8,591,160 shares of its non-voting common stock to BPC. On May 14, 2018, the Company, ADMA BioManufacturing, LLC and ADMA Bio Centers Georgia Inc. entered into a Share Transfer, Amendment and Release Agreement with BPC, Biotest AG, Biotest US Corporation and The Biotest Divestiture Trust whereby, among other things, BPC transferred to the Company, for no cash consideration, the 8,591,160 shares of non-voting common stock. Immediately upon transfer of the 8,591,160 shares of non-voting common stock to the Company, the shares were retired and are no longer available for issuance. The retired shares of non-voting common stock comprised approximately 19% of the total outstanding common stock of the Company as of May 14, 2018.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the proposed amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding. However, if the proposed Restated Charter is approved, and the Board decides to issue such shares of common stock, such issuance of common stock will increase the outstanding number of shares of common stock, thereby causing dilution in earnings per share and voting interests of the outstanding common stock. As of the Record Date, 46,353,068 shares of our common stock were issued and outstanding and 7,487,595 shares of our common stock were subject to outstanding stock options, warrants or other convertible securities, thereby leaving 21,159,337 shares of common stock unassigned and authorized for potential issuance of the current 75,000,000 shares of common stock authorized. If the proposed amendment is approved to increase our authorized common stock to 150,000,000 shares, there will be 96,159,337 shares of common stock unassigned and authorized for potential issuance. The proposed amendment will not change the number of shares of preferred stock authorized for issuance.

The following table sets forth the potential dilutive effect on the beneficial ownership of the existing stockholders of the Company if all of the shares of common stock authorized were issued by the Company:

	Beneficial Ownership of Existing Stockholders		Beneficial Ownership of Existing Stockholders
	prior to the Proposed		after the Proposed
	Amendment (2)		Amendment (3)
	Number	Percentage	Number	Percentage
Existing Stockholders (1):	46,353,068	61.8%	46,353,068	30.9%

_________________________

(1) For purposes of clarification, the percentage represented by the existing stockholders excludes any and all options, warrants and other convertible securities held by the existing stockholders.

(2) Ownership is based upon the number of outstanding shares of common stock as of the Record Date, and assumes the issuance of all authorized but unissued shares of common stock before the proposed amendment.

(3) Ownership is based upon the number of outstanding shares of common stock as of the Record Date, and assumes the issuance of all authorized but unissued shares of common stock after the proposed amendment.

Our Board believes that the authorized number of shares of common stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board to be necessary or desirable. These purposes may include, but are not limited to, expanding our business through the acquisition of other businesses or products; establishing strategic relationships with other companies; raising capital through the sale of our common stock; and attracting and retaining valuable employees by providing equity incentives. Currently, we do not have any specific plans, arrangements, undertakings or agreements to issue shares in connection with the foregoing prospective activities. Once authorized, the additional shares of common stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval. Stockholder approval of this proposal is required under Delaware law and requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Additionally, because the non-voting common stock was retired in full on May 14, 2018, our Board believes that the Existing Charter should be amended and restated per the Restated Charter to remove the non-voting common stock, eliminate all powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof and delete all references therein to the non-voting common stock.

Vote Required

The Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for each such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).

Board Recommendation

After careful consideration, the Board determined that amending and restating the Existing Charter to (i) increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares, and (ii) remove the Company’s non-voting common stock is advisable and in the best interests of ADMA and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the Restated Charter and unanimously recommends that you vote “FOR” the amendment and restatement of our Existing Charter to increase the number of authorized shares of common stock and remove the non-voting common stock.

ADMA CORPORATE GOVERNANCE

Director Independence

Our Board has determined that each of Bryant E. Fong, Dov A. Goldstein, M.D., Lawrence P. Guiheen and Eric I. Richman are independent as that term is defined under the applicable independence listing standards of NASDAQ.

Nominating Rights

Our Board includes members who are designated nominees of certain of our stockholders.  Mr. Fong is currently the designated nominee of Biomark Capital, Steven A. Elms is currently the designated nominee of Aisling Capital, and Dr. Jerrold B. Grossman is currently the designated nominee of Hariden, LLC (“Hariden”), an entity controlled by Adam S. Grossman.  In February 2012, we completed a private placement (the “2012 Financing”).  As lead investors in the 2012 Financing, each of Biomark Capital, Aisling Capital and Hariden are entitled to designate one nominee to our Board for as long as each such entity owns 50% of the shares of common stock that it owned immediately following the closing of the 2012 Financing.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.

Our Board is composed of seven directors, of whom four are independent in accordance with the applicable NASDAQ independence listing standards.  Presently, the Board has the following standing committees:  Audit Committee, Compensation Committee, and Governance and Nominations Committee.  Each of the standing committees is comprised solely of independent directors.  In accordance with NASDAQ rules, our Audit Committee is responsible for overseeing risk management and updates the full Board periodically.

To assure effective and independent oversight of management, our Board currently operates with the roles of President and Chief Executive Officer and Chairman of the Board separated in recognition of the differences between these two roles in the management of the Company.  Although our Board does not have a policy as to whether the same individual may serve as both Chairman and President and Chief Executive Officer, or if the roles must be separate, our Board believes that its current leadership structure provides the most effective leadership model for our Company, as it promotes balance between the Board’s independent authority to oversee our business and the President and Chief Executive Officer and his management team which manages the business on a day-to-day basis.  The President and Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairman has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company.  As our Chairman, Mr. Elms calls and chairs regular and special meetings of the Board, chairs and presides at annual or special meetings of stockholders, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board and consults frequently with committee chairs.  Additionally, by permitting more effective monitoring and objective evaluation of the President and Chief Executive Officer’s performance, this structure increases the accountability of the President and Chief Executive Officer.  A separation of the President and Chief Executive Officer and Chairman roles also prevents the former from controlling the Board’s agenda and information flow, thereby reducing the likelihood that the President and Chief Executive Officer would abuse his power.

The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our President and Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.

The Compensation Committee reviews the Company’s compensation practices to confirm that they do not create risks likely to have a material adverse effect on the Company. This review includes comparing the compensation practices of the Company with peer companies in the life sciences sector as well as ensuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.

Meetings of the Board and its Committees

The Board held a total of 13 meetings during the fiscal year ended December 31, 2018. During the fiscal year ended December 31, 2018, no incumbent director, with the exception of Dr. Goldstein, attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period.  Members of our Board are invited and encouraged to attend each annual meeting of stockholders, and each director attended the prior annual meeting of stockholders held on June 22, 2018 in person or by teleconference.

Board Committees

Our Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Governance and Nominations Committee.  These committees, their principal functions and their respective memberships are described below.

Audit Committee

The members of our Audit Committee are Messrs. Richman (Chairman), Fong and Guiheen.  The composition and responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable rules of the SEC for corporate audit committees and listing requirements of NASDAQ.  Our Board has determined that each Audit Committee member meets the definition of an independent director as defined by the applicable NASDAQ listing standards and the additional independence criteria for members of audit committees specified in the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Our Board has determined that Mr. Richman, the chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.

The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act.  The primary functions of the Audit Committee are to: (i) review the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitor the integrity of such financial reports; (ii) review the Company’s systems of internal controls established for finance, accounting, legal compliance and ethics; (iii) review the Company’s accounting and financial reporting processes generally and the audits of the financial statements of the Company; (iv) monitor compliance with legal regulatory requirements; (v) monitor the independence and performance of the Company’s independent registered public accounting firm; and (vi) provide effective communication between the Board, senior and financial management and the Company’s independent registered public accounting firm.  The Audit Committee meets regularly with our independent registered public accounting firm without management present, and from time to time with management in separate private sessions, to discuss any matters that the Audit Committee or these individuals believe should be discussed privately with the Audit Committee, including any significant issues or disagreements that may arise concerning our accounting practices or financial statements. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.

The Audit Committee is also responsible for addressing matters of accounting policy with our independent registered public accounting firm.  In discharging its role, the Audit Committee is empowered to investigate any matter within the scope of its responsibilities with full access to all of our books, records, facilities and personnel.  The Audit Committee also has the power to retain special legal, accounting and other advisors as it deems necessary to carry out its duties. In 2018, the Audit Committee retained the services of AC Lordi, a Sarbanes-Oxley advisor, to assist with the Company’s internal control over financial reporting relating to the Company’s Sarbanes Oxley Section 404A and 404B audit by CohnReznick, LLP, the Company’s independent auditors, in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The Audit Committee held five meetings during the year ended December 31, 2018.  A copy of the Audit Committee’s charter is posted on our website at www.admabiologics.com.

Compensation Committee

The members of our Board’s Compensation Committee are Dr. Goldstein (Chairman) and Messrs. Fong and Richman.  Our Board has determined that all members of the Compensation Committee are independent directors as defined by the applicable Nasdaq listing standards.

The Compensation Committee is responsible for ensuring that the Company’s compensation programs are: (i) effective in attracting and retaining the Company’s President and Chief Executive Officer, the Company’s other executive officers, the Company’s other officers and the Company’s non-management directors; (ii) administered fairly and in our stockholders’ interests; and (iii) in compliance with the applicable compensation rules, regulations and guidelines promulgated by NASDAQ, the SEC, the Internal Revenue Service and other laws, as amended from time to time.  The Compensation Committee reviews and recommends to the Board appropriate executive compensation policies, compensation of the directors and officers, and executive and employee benefit plans and programs, and is responsible for overseeing such policies, compensation, plans and programs approved by the Board and, where appropriate, by our stockholders.  In connection with its evaluations and determinations in 2018, the Compensation Committee retained the services of Radford, a nationally known executive compensation and benefits consulting firm, to advise it on various matters related to executive and director compensation and compensation programs.  Radford may also from time to time advise management, with the Compensation Committee’s consent.  Radford was engaged by and reports to the Compensation Committee.  Pursuant to its charter, the Compensation Committee has the power to retain and terminate the services of Radford and to engage other advisors.

Compensation of our President and Chief Executive Officer, including salary, bonus, stock options and certain other arrangements, is recommended to the Board for determination by the Compensation Committee.  The President and Chief Executive Officer, or any other executive officer for whom compensation is being discussed or determined, is not permitted to be present at meetings at which their respective compensation or performance is discussed or determined.

Under the Compensation Committee Charter, our President and Chief Executive Officer and our Chairman of the Board may recommend to the Compensation Committee individual compensation awards for our officers.  The Compensation Committee would then have to review the recommendation and make its own recommendation to the Board.

The Compensation Committee may also form, and delegate such power and authority (other than any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole) to, subcommittees or other committees of the Board when deemed appropriate; provided, that the Compensation Committee may not delegate any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole; provided, further, that no such subcommittee shall consist of fewer than two members.  In addition, the Compensation Committee may retain special legal counsel, compensation or other consultants to advise it on compensation matters or as it deems appropriate.

The Compensation Committee held four meetings during the year ended December 31, 2018.  A copy of the Compensation Committee’s charter is posted on our website at www.admabiologics.com.

Governance and Nominations Committee

The members of our Board’s Governance and Nominations Committee are Messrs. Guiheen (Chairman), Fong and Richman.  Our Board has determined that all members of the Governance and Nominations Committee are independent directors as defined by the applicable Nasdaq listing standards.

The Governance and Nominations Committee’s role and responsibilities are set forth in the Governance and Nominations Committee’s written charter and include (i) evaluating and making recommendations to the full Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board; (ii) developing and recommending to the Board a set of corporate governance principles and a code of conduct applicable to the Company; and (iii) overseeing the evaluation of the Board through annual assessment by the Governance and Nominations Committee of the performance of each member of the Board.  In evaluating independence of directors, the Governance and Nominations Committee considers many factors and has taken the position that a director could be considered independent despite being affiliated with a significant stockholder.

In identifying candidates for membership on the Board, the Governance and Nominations Committee takes into account all factors it considers appropriate, which may include (a) ensuring that the Board, as a whole, is diverse and consists of individuals of varying gender, origin and backgrounds with various and relevant career experience, relevant technical skills, education, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties; and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.  In 2018, the Governance and Nominations Committee instituted a policy whereby diversity, including diversity of gender, origin and background, became a key consideration when identifying candidates for membership on the Board. The Governance and Nominations Committee also may consider the extent to which the candidate would fill a present need on the Board.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure.  Accordingly, the process of the Governance and Nominations Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Governance and Nominations Committee’s criteria for membership on the Board, whom the Governance and Nominations Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.  The Governance and Nominations Committee will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent.

The Governance and Nominations Committee will consider nominees recommended by stockholders.  There are no differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.  Stockholders who would like to have our Governance and Nominations Committee consider their recommendations for nominees for the position of director should submit their recommendations, in a timely manner, in accordance with the procedures set forth below, in writing to: Corporate Secretary, ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446.

For nominations, a stockholder’s notice must include: (i) as to each person whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of the Company that are beneficially owned by such person, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Exchange Act, and (E) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected; and (ii) as to the stockholder giving the notice, (A) the name, business address, and residential address, as they appear on our stock transfer books, of the nominating stockholder, (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) the class and number of shares of stock of the Company beneficially owned by the nominating stockholder, and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

The Governance and Nominations Committee met once during the year ended December 31, 2018.  A copy of the Governance and Nominations Committee’s charter is posted on our website at www.admabiologics.com.

Code of Ethics and Business Conduct Standards

We are committed to quality, innovation and above all, ethical professional conduct.  Our Code of Ethics and Business Conduct Standards, as amended and restated, as further amended on September 27, 2018 (the “Code”), applies to all directors, officers and employees of the Company, including our principal executive officer, principal financial officer, principal accounting officer and controller or persons performing similar functions, and contains the general guidelines for conducting the business of the Company and its subsidiaries and affiliates.

It is the policy of the Company to conduct its business in a matter that meets the highest ethical and moral standards and to strictly comply with all laws and regulations governing its operations.  The overall purpose of the Code is to ensure compliance with general guidelines for conducting the business of the Company consistent with the understanding of Company personnel of the Company’s standards of ethical business practices, laws, rules and regulations.  The Code includes provisions relating to compliance with all laws and regulations governing its operations, compliance with Regulation FD promulgated under the Exchange Act, conduct regarding business activity (including conflicts of interest, corporate opportunities, loans to directors, officers and employees, gratuities, gifts and favors, insider trading and tipping, communications, acting in the best interest of the Company, confidentiality, fair dealing, antitrust, accuracy of Company records and representations, record retention, the Company’s commitment to providing a safe, orderly, diverse and tolerant work environment that is free of any discrimination or harassment ), conduct regarding outside activity (including responsible citizenship and political activity), conduct regarding the Company’s facilities and property (including professional and personal use of the Company’s information systems and assets), waivers of the Code, and encourages contact with the Company’s Corporate Compliance Officer.

All of our directors, officers and employees are expected to be familiar with the Code and to adhere to those principles and procedures set forth in the Code that apply to them.  The Company has posted the Code, and will post any amendments to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC, on the Company’s website at www.admabiologics.com.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should write to:  The Board of Directors, c/o ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446, Attention:  Corporate Secretary.

Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication.  In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate.  In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution.  Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys.  Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission.  Any excluded communication will be made available to any director upon his or her request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership in our common stock and other equity securities. Specific due dates for these records have been established, and we are required to report in this proxy statement any failure in 2018 to file by these dates. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended December 31, 2018.

ADMA SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our stock as of April 1, 2019, except as noted below, by:

•	each of our directors;

•	each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

•	all of our directors and executive officers as a group.

Shares of our common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of April 1, 2019 are deemed to be beneficially owned and outstanding for purposes of computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person.  Except as indicated in the footnotes below, each holder listed below possesses sole voting and/or investment power with respect to their shares of stock and such holder’s address is c/o ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446.  An asterisk (*) denotes less than 1% of ownership of stock.  The information is not necessarily indicative of beneficial ownership for any other purpose.  Percentage ownership calculations for beneficial ownership are based on an aggregate of 46,353,068 shares of common stock outstanding as of April 1, 2019. This table does not give effect to any transactions by any of the persons below that have occurred after April 1, 2019.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent (1)

Dr. Jerrold B. Grossman (2)	365,461	*
Adam S. Grossman (3)	2,308,711	4.9%
Steven A. Elms (4)	3,726,621	8.0%
Dov A. Goldstein, M.D. (5)	118,450	*
Eric I. Richman (6)	199,782	*
Bryant E. Fong (7)	1,551,754	3.3%
Lawrence P. Guiheen (8)	144,450	*
Brian Lenz (9)	338,374	*
James Mond, M.D., Ph.D. (10)	405,247	*
All directors and executive officers as a group (9 persons)	9,158,850	18.8%

Owners of more than 5% of our stock
The Biotest Divestiture Trust (11)	10,109,534	21.8%
Perceptive Life Sciences Master Fund, Ltd. and affiliates (12)	7,881,102	16.5%
Consonance Capital Management LP and affiliates (13)	4,588,352	9.9%
Broadfin Capital, LLC (14)	4,226,077	9.1%
Aisling Capital II LP (15)	3,608,171	7.8%

* Less than 1%.

 ___________

(1) Based on 46,353,068 shares of common stock outstanding.

(2) Amount consists of 38,294 shares owned by the Genesis Foundation (“Genesis”), 31,381 shares owned by the Jerrold Grossman 2012 Nevada SLAT (the “SLAT”), 98,007 shares owned directly by Dr. Grossman and 175 shares owned by Dr. Grossman’s wife. Dr. Grossman is the President of Genesis, investment trustee of the SLAT, the Vice Chairman of the Board and Hariden, LLC's (“Hariden”) designee for nomination to the Board. Amount also includes options to purchase 197,604 shares of common stock but does not include options to purchase 39,433 shares of common stock, which have not vested and will not vest within 60 days of April 1, 2019.

(3) Amount consists of 32,527 shares owned directly by Mr. Grossman, 580,957 shares owned by Hariden, of which Mr. Grossman is the managing member, and 796,301 shares owned by Areth, LLC (“Areth”), of which Mr. Grossman is a control person. Mr. Grossman is the President and Chief Executive Officer of the Company. Amount also includes options to purchase 898,926 shares of common stock but does not include options to purchase 975,501 shares of common stock which have not vested and will not vest within 60 days of April 1, 2019.

(4) Amount includes options to purchase 118,450 shares, but does not include options to purchase 36,724 shares of common stock, which have not vested and will not vest within 60 days of April 1, 2019. Amount also includes 3,608,171 shares of common stock directly owned by Aisling Capital II LP (“Aisling”). Mr. Elms is Aisling’s designee for nomination to the Board. As a Managing Member of and Aisling Capital Partners, LLC’s (“Aisling Partners”), a control person of Aisling (see footnote 12), and as a member of the investment committee of Aisling Capital Partners, LP (“Aisling GP”), Mr. Elms may be deemed to be the beneficial owner of shares of common stock owned of record by Aisling. Mr. Elms disclaims beneficial ownership of Aisling’s investment in the Company and Aisling Partners’ ownership of the Company’s options, except to the extent of his pecuniary interest thereon. The address for Mr. Elms is 888 Seventh Avenue, 12th Floor, New York, New York 10106.

(5) Amount includes options to purchase 118,450 shares held by Dr. Goldstein, but does not include options to purchase 36,724 shares of common stock which have not vested and will not vest within 60 days of April 1, 2019.

(6) Amount includes 36,530 shares held directly by Mr. Richman and options to purchase 163,252 shares of common stock but does not include options to purchase 37,736 shares of common stock, which have not vested and will not vest within 60 days of April 1, 2019.

(7) Amount includes options to purchase 118,450 shares, but does not include options to purchase 36,724 shares which have not vested and will not vest within 60 days of April 1, 2019. Amount also includes 1,433,304 shares of common stock directly owned by Biomark Capital. Mr. Fong is Biomark Capital’s designee for nomination to the Board. Mr. Fong is a founding Managing Director and General Partner at Biomark Capital. The address for Mr. Fong is c/o Biomark Capital Fund IV GP LLC, 537 Steamboat Road, Suite 200, Greenwich, Connecticut 06830.

(8) Amount includes options to purchase 118,450 shares, does not include options to purchase 36,724 shares, which have not vested and will not vest within 60 days of April 1, 2019, and includes 25,000 shares held directly by Mr. Guiheen and 1,000 shares held beneficially by the Guiheen Trust. Mr. Guiheen is joint trustee of the Guiheen Trust. Mr. Guiheen is a director of the Company.

(9) Amount includes 20,000 shares owned directly by Mr. Lenz and options to purchase 318,374 shares, but does not include options to purchase 416,570 shares, which have not vested and will not vest within 60 days of April 1, 2019.  Mr. Lenz is the Executive Vice President and Chief Financial Officer of the Company.

(10) Amount includes 13,389 shares owned directly by Dr. Mond and options to purchase 391,858 shares, but does not include options to purchase 443,234 shares which have not vested and will not vest within 60 days of April 1, 2019. Dr. Mond is the Executive Vice President, Chief Scientific Officer and Chief Medical Officer of the Company.

(11) Consists of 10,109,534 shares of common stock. All shares are held by The Biotest Divestiture Trust (the “Biotest Trust”). Eric Rosenbach, the trustee of the Biotest Trust, has the sole power to vote and dispose of the shares of common stock which the Biotest Trust directly beneficially owns and may be deemed to beneficially own securities owned by the Biotest Trust. The address of the Biotest Trust is c/o Eric Rosenbach, Trustee, 402 Norfolk St., Cambridge Massachusetts 02139. The information in the preceding sentences is based on a Schedule 13D filed jointly with the SEC by the Biotest Trust and Mr. Rosenbach on August 9, 2018.

(12)  Consists of 6,521,102 shares of common stock directly held by Perceptive Life Sciences Master Fund, Ltd. (the “Perceptive Master Fund”) and 1,360,000 shares of common stock issuable upon the exercise of an outstanding warrant held by Perceptive Credit Holdings II, LP. Perceptive Advisors LLC (“Perceptive Advisors”) serves as the investment manager to the Perceptive Master Fund and may be deemed to beneficially own the securities directly held by the Perceptive Master Fund. Mr. Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own the securities directly held by the Master Fund. Perceptive Master Fund, Perceptive Advisors and Mr. Edelman each exercise shared dispositive and voting power over the shares of common stock owned by the Perceptive Master Fund. The principal address for the Perceptive Master Fund, Perceptive Advisors and Mr. Edelman is 51 Astor Place, 10th Floor, New York, New York 10003. The information reported above is based in part on a Form 13G/A jointly filed by Perceptive Master Fund, Perceptive Advisors and Mr. Edelman on February 14, 2019.

(13) Consists of 3,874,424 shares of common stock (“Master Account Shares”) directly held by Consonance Capital Master Account LP (“Consonance Master”). Consonance Capital Management LP (“Consonance”) is the investment adviser of Consonance Master and, pursuant to an investment advisory agreement, Consonance exercises voting and investment power over the Master Account Shares held by Consonance Master. Additionally, a managed account managed by Consonance Capital Opportunity Fund Management LP (“Consonance Opportunity”) directly holds 713,928 shares of common stock (the “Managed Account Shares”). Consonance Capman GP LLC (“Consonance Capman”) is the general partner of Consonance, Consonance Opportunity and Mitchell Blutt, as the Manager and Member of Consonance Capman and Chief Executive Officer of Consonance, may be deemed to control Consonance Capman, Consonance and Consonance Opportunity. Each of Consonance, Consonance Capman and Mr. Blutt may be deemed to beneficially own the Master Account Shares and each of Consonance Opportunity, Consonance Capman and Mr. Blutt may be deemed to beneficially own the Managed Account Shares. The address for Consonance, Consonance Opportunity, Mr. Blutt and Consonance Capman is 1370 Avenue of the Americas, Floor 33, New York, New York 10019. Consonance Master reports shared voting and dispositive power with respect to the Master Account Shares. Consonance Opportunity reports shared voting and dispositive power with respect to the Managed Account Shares. The information reported above is based on information provided in a Schedule 13G/A jointly filed by Consonance, Consonance Opportunity, Mr. Blutt and Consonance Capman on February 14, 2019.

(14) Consists of 4,226,077 shares of common stock directly held by Broadfin Capital, LLC (“Broadfin LLC”). Broadfin LLC, Broadfin Healthcare Master Fund, Ltd. (“Broadfin Ltd.”) and Kevin Kotler share voting and dispositive power over such shares. Mr. Kotler is deemed to control Broadfin LLC. The principal address for Broadfin LLC is 300 Park Avenue, 25th Floor, New York, New York 10022. The information reported above is based on a Form 13G/A jointly filed by Broadfin LLC, Broadfin Ltd. and Mr. Kotler on February 13, 2019.

(15) The 3,608,171 shares of common stock directly held by Aisling are deemed to be beneficially owned by Aisling GP, as general partner of Aisling, and Aisling Partners, as general partner of Aisling GP, and may be deemed to be beneficially owned by each of the individual managing members of Aisling Partners. The individual Managing Members (collectively, the “Aisling Managers”) of Aisling Partners are Dr. Andrew Schiff, Mr. Elms and Mr. Dennis Purcell. Aisling GP, Aisling Partners, and the Aisling Managers may share voting and dispositive power over the shares of common stock owned of record by Aisling. Mr. Elms is also an officer of Aisling Capital, LLC, the investment manager of Aisling. The address for Aisling GP, Aisling Partners, and the Aisling Managers is 888 Seventh Avenue, 12th Floor, New York, New York 10106.

ADMA EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION

Director Compensation

The following table sets forth the compensation paid to non-employee directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)(3)	Total ($)
Steven A. Elms (4)	65,920	45,234	111,154
Dr. Jerrold B. Grossman	65,920	45,234	111,154
Dov A. Goldstein, M.D.	45,320	45,234	90,554
Eric I. Richman	59,740	45,234	104,974
Bryant E. Fong (5)	52,530	45,234	97,764
Lawrence P. Guiheen	53,560	45,234	98,794
Bernhard Ehmer (6)	⸺	⸺	—

(1) The amounts reflected in this column represent the cash fees earned by non-employee directors for services during 2018.  Fees earned are based on membership on the Board, committee membership and committee leadership positions.  Please refer to our general policy on compensation of the members of our Board below in the section entitled “General Policy Regarding Compensation of Directors.”

(2) The amounts in this column represent the aggregate grant date fair value for stock option awards issued during 2018 computed in accordance with FASB ASC Topic 718.  Please see footnote (2) to the Summary Compensation Table below for relevant assumptions made.  As of December 31, 2018, the aggregate number of option awards outstanding (vested and unvested) for Mr. Elms was 125,174, for Dr. Grossman was 207,037, for Dr. Goldstein was 125,174, for Mr. Richman was 170,988, for Mr. Fong was 125,174, for Mr. Guiheen was 125,174 and for Dr. Ehmer was 0.  These options vest in equal monthly installments over a 24-month period following the date of grant.

(3) On June 22, 2018, the Company granted to each of its then non-employee directors an option to purchase 17,500 shares of the Company’s common stock.  Each option granted to such non-employee directors has an exercise price of $4.91, the closing price of the Company’s common stock on NASDAQ on June 22, 2018, and vests in 24 equal monthly installments, becoming fully vested on the second anniversary of the date of grant. Each option shall terminate on the earlier of (i) June 22, 2028 and (ii) the first anniversary of such director’s ceasing to serve on the Board.

(4) Board fees and option grants paid to Mr. Elms are assigned to Aisling.

(5) Board fees and option grants paid to Mr. Fong are assigned to Biomark Capital.

(6) Dr. Ehmer served as a director of the Company from June 2017 until February 2018.

General Policy Regarding Compensation of Non-Employee Directors

Pursuant to a Board-approved compensation program, in 2018, each director of the Company was paid an annual cash retainer of $35,020.  The Chairman and Vice-Chairman were each paid an additional fee of $30,900.  The Chairman of the Audit Committee, the Chairman of the Compensation Committee and the Chairman of the Governance and Nominations Committee were each paid $15,450, $10,300 and $10,300, respectively.  Members of the Audit Committee, the Compensation Committee and the Governance and Nominations Committee were each paid a retainer of $8,240, $5,150 and $4,120, respectively.

On March 13, 2019, the Board approved the following compensation for its directors for 2019 and on a go-forward basis: (i) each director of the Company will be paid an annual cash retainer of $40,000; (ii) the Chairman and Vice-Chairman of the Board will each be paid an additional fee of $30,900; (iii) the Chairman of the Audit Committee, the Chairman of the Compensation Committee and the Chairman of the Governance and Nominations Committee will each be paid $17,500, $14,000 and $10,300, respectively; and (iv) members of the Audit Committee, the Compensation Committee and the Governance and Nominations Committee will each be paid a retainer of $9,000, $6,000 and $4,500, respectively.

The Company generally disburses to each member of the Board 50% of each member’s annual Board and Committee fees during the first quarter of each year and the remaining 50% during the third quarter of each year.

Option grant awards to non-employee directors are determined by the Board in its sole, good faith discretion.  On March 13, 2019, the Company granted to each of its then non-employee directors an option to purchase 30,000 shares of the Company’s common stock.  Each option granted to such non-employee directors has an exercise price of $3.89, the closing price of the Company’s common stock on NASDAQ on March 13, 2019, and vests in 12 equal monthly installments, becoming fully vested on the first anniversary of the date of grant. Each option shall terminate on the earlier of (i) March 13, 2029 and (ii) the first anniversary of such director’s ceasing to serve on the Board.

Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation - Summary Compensation Table below.

Executive Officers

Adam S. Grossman, 42 - Founder, Director, President and Chief Executive Officer

Mr. Grossman has been a director of the Company since 2007, has served as the Company’s President and Chief Executive Officer since October 2011 and as the Company’s President and Chief Operating Officer between 2007 and October 2011. Mr. Grossman has over 20 years of experience in the blood and plasma industry. Prior to founding the Company, Mr. Grossman was the Executive Vice President of National Hospital Specialties at GenesisBPS, a position he held between 1994 and 2011. He has experience in launching new products, building and managing national and international sales forces, managing clinical trials and completing numerous business development transactions. Previously, he worked at MedImmune, Inc., where he worked on marketing teams for RSV and CMV immunoglobulins, and at the American Red Cross, where he launched new products with the Biomedical Services division. Mr. Grossman received a B.S. in Business Administration, with a specialization in International Business and Marketing, from American University. Mr. Grossman is the son of Dr. Jerrold B. Grossman, our Vice Chairman and co-founder. Mr. Grossman was chosen to serve on the Board because, as the Company’s Chief Executive Officer, he is able to provide the Board with critical insight into the day-to-day operations of the Company.

Brian Lenz, 46 – Executive Vice President, Chief Financial Officer

Mr. Lenz joined the Company as Vice President and Chief Financial Officer in May 2012 and, in June 2018, became the Company’s Executive Vice President and Chief Financial Officer. Mr. Lenz was previously employed by CorMedix Inc., a developmental-stage pharmaceutical and medical device company, where he held the position of Chief Financial Officer from February 2010 and Chief Operating Officer and Chief Financial Officer from January 2012 to May 2012. Prior to joining CorMedix, Mr. Lenz was Chief Financial Officer of Arno Therapeutics from July 2008 to February 2010, Chief Financial Officer of VioQuest Pharmaceuticals from April 2004 to June 2008, Controller of Chiral Quest, Inc., a subsidiary of VioQuest Pharmaceuticals, from October 2003 to March 2004, Controller of Smiths Detection from July 2000 to October 2003, and senior auditor at KPMG LLP from October 1998 to July 2000. Mr. Lenz received a B.S. from Rider University, an M.B.A. from Saint Joseph’s University and is a licensed Certified Public Accountant in New Jersey.

James Mond, M.D., Ph.D., 72 – Executive Vice President, Chief Scientific Officer and Chief Medical Officer

 Dr. Mond joined the Company as Executive Vice President, Chief Scientific Officer and Chief Medical Officer in July 2012.  Dr. Mond was most recently Chief Scientific Officer and Executive Vice President at Biosynexus, where he was responsible for the preclinical and clinical development of three drug candidates from December 1999 through June 2011.  Biosynexus engaged in immunological and non-immunologic approaches to treat and prevent staphylococcus infections.  Dr. Mond also functioned as its Chief Medical Officer and had involvement with the Food and Drug Administration in designing clinical studies.  While at Biosynexus, Dr. Mond served as Chief Medical Officer for a Phase III clinical trial that was run in 93 neonatal intensive care units in Europe and North America.  Prior to that time, he was professor of Medicine, Rheumatology and Immunology at the Uniformed Services University of the Health Sciences in Bethesda, Maryland, actively practicing internal medicine, rheumatology and teaching medical students.  Dr. Mond’s laboratory invented a vaccine technology that was licensed to GlaxoSmithKline and is currently the basis of a number of pediatric vaccines that are commercialized globally.  Dr. Mond also led the laboratory of Immunology at the Uniformed Services University of the Health Sciences and authored 168 papers published in peer reviewed scientific journals and 20 invited articles and book chapters.  He has over 20 issued patents in the area of vaccines.  Dr. Mond received his M.D and Ph.D. from the New York University Medical School.

Executive Compensation

Summary Compensation Table

The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the last completed fiscal year; and (ii) the Company’s two most highly compensated executive officers other than the principal executive officer who served as an executive officer at the conclusion of the fiscal year ended December 31, 2018 and who received in excess of $100,000 in compensation during such fiscal year (collectively referred to as the “named executive officers”).

Name and Principal Position	Year	Salary	Bonus (1)	Option Awards (2)	All Other Compensation (3)	Total
Adam S. Grossman	2018	$536,000	$215,205	$728,537	$73,558	$1,553,300
Director, President and Chief Executive Officer (4)	2017	$494,400	$222,210	$1,435,450	$508,088	$2,660,148

Dr. James Mond	2018	$401,800	$117,325	$312,230	$214,094	$1,045,449
Executive Vice President, Chief Scientific Officer and Chief Medical Officer (5)	2017	$360,500	$127,712	$595,838	$86,161	$1,170,211

Brian Lenz	2018	$366,800	$107,105	$312,230	$153,959	$940,094
Executive Vice President and Chief Financial Officer (6)	2017	$360,500	$158,656	$486,835	$89,965	$1,095,956

(1) Reflects bonuses for 2018, which were paid in March 2019, and bonuses for 2017, which were paid in February 2018.

(2) The amount reflected in the table represents the aggregate grant date fair value of options granted in 2018 computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). We estimate the fair value of each option on the grant date using the Black-Scholes model with the following assumptions: To determine the risk-free interest rate, we utilized the U.S. Treasury yield curve in effect at the time of grant with a term consistent with the expected term of our awards. The expected term of the options granted is in accordance with Staff Accounting Bulletins 107 and 110 which is based on the average between vesting terms and contractual terms. The expected dividend yield reflects our current and expected future policy for dividends on our common stock. For the year ended December 31, 2018, the expected stock price volatility for our stock options was calculated by examining the historical volatility of our common stock since the stock became publicly traded in the fourth quarter of 2013. For the year ended December 31, 2017, the expected stock price volatility for our stock options was calculated by examining the pro rata historical volatilities for similar publicly traded industry peers and the trading history for our common stock. We will continue to analyze the expected stock price volatility and expected term assumptions. We have not experienced any material forfeitures of stock options and as such, have not established a forfeiture rate, as stock-based compensation expense related to forfeitures of unvested stock options is fully reversed at the time of forfeiture. The material terms of the options held are described in the Outstanding Equity Awards at Fiscal-Year End table and corresponding footnote. For information on the valuation assumptions used in calculating the amount reflected in the table, see Note 8 to our audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC.

(3) Other compensation consists of $8,100 and $11,000 in employer contributions to employee accounts under our 401(k) plan in which our employees are entitled to participate in 2017 and 2018, respectively. Such amounts were earned for services performed in 2017 and 2018 and, for 2017, were paid in April 2018 and, for 2018, were paid in full in 2018. With respect to Mr. Grossman, other compensation for 2017 also includes (i) in 2017, $346,762 of expenses to relocate to Boca Raton, FL, a $134,211 stipend for temporary housing in Boca Raton, FL and two weeks of salary pay, in the amount of $19,015, which was earned previously by Mr. Grossman in October 2012 and withheld by the Company since such date, and (ii) in 2018, a $39,474 stipend for living expenses in Florida. With respect to Dr. Mond, other compensation also includes (i) in 2017, a $64,196 stipend for temporary housing in Boca Raton, Florida and two weeks of salary pay, in the amount of $13,865, which was earned previously by Dr. Mond in July 2012 and withheld by the Company since such date, and (ii) in 2018, a $180,000 stipend for temporary housing in Boca Raton, FL. With respect to Mr. Lenz, other compensation also includes (i) in 2017, a $68,000 stipend for temporary housing in Boca Raton, Florida and two weeks of salary pay, in the amount of $13,865, which was earned previously by Mr. Lenz in May 2012 and withheld by the Company since such date, and (ii) in 2018, a $120,000 stipend for temporary housing in Boca Raton, FL.

(4) Mr. Grossman has served as our President and Chief Executive Officer since October 2011.

(5) Dr. Mond has served as our Executive Vice President, Chief Scientific Officer and Chief Medical Officer since July 2012.

(6) Mr. Lenz served as our Vice President and Chief Financial Officer from May 2012 until June 2018 and has served as our Executive Vice President and Chief Financial Officer since June 2018.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options held by each of the named executive officers as of December 31, 2018.

Option Awards

Number of Shares Underlying Unexercised Options

Name	Number of Exercisable Shares Underlying Options (#)	Number of Unexercisable Shares Underlying Options (1) (#)	Option Exercise Price	Option Expiration Date

Adam S. Grossman Director, President and Chief Executive Officer	269,410	—	$7.56	2/13/2022
	99,309	—	$8.50	2/21/2024
	58,750	1,250	$10.80	1/30/2025
	32,062	8,438	$9.37	10/9/2025
	12,384	4,600	$5.96	1/28/2026
	25,208	29,792	$5.00	2/14/2027
	218,709	364,515	$3.66	6/6/2027
	—	350,000	$3.71	2/9/2028

Dr. James Mond Executive Vice President, Chief Scientific Officer and Chief Medical Officer	134,705	—	$7.56	7/18/2022
	29,591	—	$8.50	2/21/2024
	21,541	459	$10.80	1/30/2025
	21,375	5,625	$9.37	10/9/2025
	4,921	1,829	$5.96	1/28/2026
	10,312	12,188	$5.00	2/14/2027
	90,954	151,592	$3.66	6/6/2027
	—	150,000	$3.71	2/9/2028

Brian Lenz Executive Vice President and Chief Financial Officer	84,190	—	$7.56	5/1/2022
	39,032	—	$8.50	2/21/2024
	17,625	375	$10.80	1/30/2025
	18,208	4,792	$9.37	10/9/2025
	4,192	1,558	$5.96	1/28/2026
	10,312	12,188	$5.00	2/14/2027
	72,177	120,295	$3.66	6/6/2027
	—	150,000	$3.71	2/9/2028

(1) With respect to option grants that have unvested options outstanding, each option grant vests over four years, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36 months of continued employment, subject to accelerated vesting upon certain terminations of employment in connection with a change in control (as described below under “Agreements with Named Executive Officers”).

On January 23, 2019, the Company granted to each of Mr. Grossman, Dr. Mond and Mr. Lenz an option to purchase 400,000, 200,000 and 200,000 shares, respectively, of the Company’s common stock. Each option granted to such named executive officers vests over four years, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36 months of continued employment, subject to accelerated vesting upon certain terminations of employment in connection with a change in control (as described below under “Agreements with Named Executive Officers”).

Agreements with Named Executive Officers

Adam S. Grossman - President and Chief Executive Officer

On January 29, 2019, the Company entered into an amended and restated employment agreement with its President and Chief Executive Officer, Adam S. Grossman (the “Grossman Agreement”). The Grossman Agreement provides that the employment relationship may be terminated by either party for any reason, at any time, with or without prior notice and with or without “Cause” (as defined therein). The Grossman Agreement provides that Mr. Grossman is (i) entitled to a base salary of $536,000 annually, (ii) eligible for an annual cash bonus with a target equal to 55% of Mr. Grossman’s base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with Mr. Grossman; and (iii) eligible to participate in the Company’s standard benefits package.

The Grossman Agreement further provides, in the event (i) that Mr. Grossman is terminated by the Company without Cause, (ii) that Mr. Grossman resigns for “Good Reason” (as defined therein), or (iii) of any termination resulting from a “Change of Control” (as defined therein) in which the Grossman Agreement is not assumed by the successor to the Company, he would be entitled to (in addition to any accrued but unpaid salary and expenses): (A) in the event Mr. Grossman elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), reimbursement from the Company for the same portion of Mr. Grossman’s family COBRA health insurance premium that it paid during his employment up until the earlier of (x) the date 12 months after Mr. Grossman’s termination and (y) the date on which Mr. Grossman is eligible for comparable health benefits with another company or business entity; provided, however, that in the event Mr. Grossman’s employment is terminated without Cause, for Good Reason or resulting from a Change of Control in which the Grossman Agreement is not assumed by the Company’s successor, and such termination immediately precedes, or occurs within two years following, a Change of Control, the Company will reimburse Mr. Grossman for the same portion of his family COBRA health insurance premium that it paid during his employment up until the earlier of (I) the date 18 months after the date of Mr. Grossman’s termination and (II) the date on which Mr. Grossman is eligible for comparable health benefits with another company or business entity; (B) a severance payment equal to one year of base salary plus “Target Bonus” (as defined therein) payable in 12 monthly, equal installments after termination or, if such termination is immediately preceding or within two years following a Change of Control, a severance payment equal to 18 months’ base salary plus one and a half times the Target Bonus payable in a lump sum, (C) the prior year Target Bonus (if unpaid and provided the Board has determined in good faith that the goals have been attained), and (C) accelerated vesting of all stock options previously granted to Mr. Grossman and all stock options granted in the future to Mr. Grossman (the “Grossman Stock Options”), as described in the following sentence. If Mr. Grossman (x) is terminated without Cause or Mr. Grossman resigns for Good Reason, in either case immediately preceding or within two years after a Change of Control, such Grossman Stock Options will accelerate in full, and (y) is terminated without Cause or Mr. Grossman resigns for Good Reason (or if Mr. Grossman dies or becomes disabled), and clause (x) does not apply, the portion of such Grossman Stock Options that would have vested on or before the first anniversary of such termination had Mr. Grossman remained employed will accelerate. Furthermore, any payments, awards, benefits or distributions due to Mr. Grossman under the Grossman Agreement as a result of a transaction described in Section 280G(b)(2)(A)(i) (“Section 280G”) of the Internal Revenue Code of 1986, as amended (the "Code"), may be subject to a cutback as set forth in the Grossman Agreement. In the event that the Grossman Agreement is terminated as a result of Mr. Grossman’s death, becoming disabled, material breach of the agreement, by the Company with Cause or if Mr. Grossman resigns without Good Reason, the Company shall have no further obligations to Mr. Grossman under the Grossman Agreement except for payment of accrued, but unpaid base salary, through the termination date, any unreimbursed expenses, subject to any right of set-off and, if terminated as a result of Mr. Grossman’s death or becoming disabled, the Company will reimburse Mr. Grossman (or his qualified beneficiaries) for the same portion of his family COBRA health insurance premium (if continued coverage under COBRA is elected) that it paid during Mr. Grossman’s employment for at least 12 months after the date of his termination and his or his estate shall be entitled to any unpaid annual bonus from any prior performance year.

The Grossman Agreement also contains a mutual non-disparagement covenant and customary non-competition, non-solicitation, confidentiality, corporate opportunity restrictive covenant and intellectual property covenants.

Dr. James Mond - Executive Vice President, Chief Scientific Officer and Chief Medical Officer

On January 29, 2019, the Company entered into an amended and restated employment agreement with its Executive Vice President, Chief Scientific Officer and Chief Medical Officer (the “Mond Agreement”). The Mond Agreement provides that the employment relationship may be terminated by either party for any reason, at any time, with or without prior notice and with or without “Cause” (as defined therein). The Mond Agreement provides that Dr. Mond is (i) entitled to a base salary of $415,000 annually, (ii) eligible for an annual cash bonus with a target equal to 40% of Dr. Mond’s base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with Dr. Mond; and (iii) eligible to participate in the Company’s standard benefits package.

The Mond Agreement further provides, in the event (i) that Dr. Mond is terminated by the Company without Cause, (ii) that Dr. Mond resigns for “Good Reason” (as defined therein), or (iii) of any termination resulting from a “Change of Control” (as defined therein) in which the Mond Agreement is not assumed by the successor to the Company, he would be entitled to (in addition to any accrued but unpaid salary and expenses): (A) in the event Dr. Mond elects continued coverage under COBRA, reimbursement from the Company for the same portion of Dr. Mond’s family COBRA health insurance premium that it paid during his employment up until the earlier of (x) the date nine months after Dr. Mond’s termination and (y) the date on which Dr. Mond is eligible for comparable health benefits with another company or business entity; provided, however, that in the event Dr. Mond’s employment is terminated without Cause, for Good Reason or resulting from a Change of Control in which the Mond Agreement is not assumed by the Company’s successor, and such termination immediately precedes, or occurs within one year following, a Change of Control, the Company will reimburse Dr. Mond for the same portion of his family COBRA health insurance premium that it paid during his employment up until the earlier of (I) the date 12 months after the date of Dr. Mond’s termination and (II) the date on which Dr. Mond is eligible for comparable health benefits with another company or business entity; (B) a severance payment equal to nine months of base salary plus “Target Bonus” (as defined therein) payable in nine monthly, equal installments after termination or, if such termination is immediately preceding or within one year following a Change of Control, a severance payment equal to 12 months’ base salary plus one times the Target Bonus payable in a lump sum, (C) the prior year Target Bonus (if unpaid and provided the Board has determined in good faith that the goals have been attained), and (C) accelerated vesting of all stock options previously granted to Dr. Mond and all stock options granted in the future to Dr. Mond (the “Mond Stock Options”), as described in the following sentence. If Dr. Mond is terminated without Cause or Dr. Mond resigns for Good Reason, in either case immediately preceding or within one year after a Change of Control, such Mond Stock Options will accelerate in full. Furthermore, any payments, awards, benefits or distributions due to Dr. Mond under the Mond Agreement as a result of a transaction described in Section 280G may be subject to a cutback as set forth in the Mond Agreement. In the event that the Mond Agreement is terminated as a result of Dr. Mond’s death, becoming disabled, material breach of the agreement, by the Company with Cause or if Dr. Mond resigns without Good Reason, the Company shall have no further obligations to Dr. Mond under the Mond Agreement except for payment of accrued, but unpaid base salary, through the termination date, any unreimbursed expenses, subject to any right of set-off and, if terminated as a result of Dr. Mond’s death or becoming disabled, the Company will reimburse Dr. Mond (or his qualified beneficiaries) for the same portion of his family COBRA health insurance premium (if continued coverage under COBRA is elected) that it paid during Dr. Mond’s employment for at least 12 months after the date of his termination and his or his estate shall be entitled to any unpaid annual bonus from any prior performance year.

The Mond Agreement also contains a mutual non-disparagement covenant and customary non-competition, non-solicitation, confidentiality and intellectual property covenants.

Brian Lenz – Executive Vice President and Chief Financial Officer

On January 29, 2019, the Company entered into an amended and restated employment agreement with its Executive Vice President and Chief Financial Officer (the “Lenz Agreement”). The Lenz Agreement provides that the employment relationship may be terminated by either party for any reason, at any time, with or without prior notice and with or without “Cause” (as defined therein). The Lenz Agreement provides that Mr. Lenz is (i) entitled to a base salary of $390,000 annually, (ii) eligible for an annual cash bonus with a target equal to 40% of Mr. Lenz’s base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with Mr. Lenz; and (iii) eligible to participate in the Company’s standard benefits package.

The Lenz Agreement further provides, in the event (i) that Mr. Lenz is terminated by the Company without Cause, (ii) that Mr. Lenz resigns for “Good Reason” (as defined therein), or (iii) of any termination resulting from a “Change of Control” (as defined therein) in which the Lenz Agreement is not assumed by the successor to the Company, he would be entitled to (in addition to any accrued but unpaid salary and expenses): (A) in the event Mr. Lenz elects continued coverage under COBRA reimbursement from the Company for the same portion of Mr. Lenz’s family COBRA health insurance premium that it paid during his employment up until the earlier of (x) the date nine months after Mr. Lenz’s termination and (y) the date on which Mr. Lenz is eligible for comparable health benefits with another company or business entity; provided, however, that in the event Mr. Lenz’s employment is terminated without Cause, for Good Reason or resulting from a Change of Control in which the Lenz Agreement is not assumed by the Company’s successor, and such termination immediately precedes, or occurs within one year following, a Change of Control, the Company will reimburse Mr. Lenz for the same portion of his family COBRA health insurance premium that it paid during his employment up until the earlier of (I) the date 12 months after the date of Mr. Lenz’s termination and (II) the date on which Mr. Lenz is eligible for comparable health benefits with another company or business entity; (B) a severance payment equal to nine months of base salary plus Target Bonus payable in nine monthly, equal installments after termination or, if such termination is immediately preceding or within one year following a Change of Control, a severance payment equal to 12 months’ base salary plus one times the “Target Bonus” (as defined therein) payable in a lump sum, (C) the prior year Target Bonus (if unpaid and provided the Board has determined in good faith that the goals have been attained), and (C) accelerated vesting of all stock options previously granted to Mr. Lenz and all stock options granted in the future to Mr. Lenz (the “Lenz Stock Options”), as described in the following sentence. If Mr. Lenz is terminated without Cause or Mr. Lenz resigns for Good Reason, in either case immediately preceding or within one year after a Change of Control, such Lenz Stock Options will accelerate in full. Furthermore, any payments, awards, benefits or distributions due to Mr. Lenz under the Lenz Agreement as a result of a transaction described in Section 280G may be subject to a cutback as set forth in the Lenz Agreement. In the event that the Lenz Agreement is terminated as a result of Mr. Lenz’s death, becoming disabled, material breach of the agreement, by the Company with Cause or if Mr. Lenz resigns without Good Reason, the Company shall have no further obligations to Mr. Lenz under the Lenz Agreement except for payment of accrued, but unpaid base salary, through the termination date, any unreimbursed expenses, subject to any right of set-off and, if terminated as a result of Mr. Lenz’s death or becoming disabled, the Company will reimburse Mr. Lenz (or his qualified beneficiaries) for the same portion of his family COBRA health insurance premium (if continued coverage under COBRA is elected) that it paid during Mr. Lenz’s employment for at least 12 months after the date of his termination and his or his estate shall be entitled to any unpaid annual bonus from any prior performance year.

The Lenz Agreement also contains a mutual non-disparagement covenant and customary non-competition, non-solicitation, confidentiality and intellectual property covenants.

Retirement Benefits

The only retirement benefit that we offer is our 401(k) plan, which is available to all employees.  We currently provide a safe harbor 4% match on an employee’s contributions to the 401(k) plan, up to the applicable limit set forth in the Code.

  Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	4,342,231	$5.16	1,395,610	(1)

Equity compensation plans not approved by security holders	—	$—	—

Total	4,342,231	$5.16	1,395,610

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(1) On January 1, 2019, an additional 1,854,122 shares of common stock were automatically added to the shares authorized for issuance under the Amended and Restated ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan (the “2014 Plan”) pursuant to an “evergreen” provision contained therein. Pursuant to such provision, on January 1 of each year through 2022, the number of shares authorized for issuance under the 2014 Plan is automatically increased by a number equal to four percent of the outstanding shares of common stock as of the end of our immediately preceding fiscal year, or any lesser number of shares of common stock determined by the Board.

THE SAY-ON-PAY PROPOSAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act requires all public companies to hold a separate non-binding advisory stockholder vote to approve the compensation of named executive officers as reported in this proxy statement (commonly known as the “Say-on-Pay” vote). In prior years, we were exempt from this requirement due to our status as an emerging growth company. Our status as an emerging growth company terminated on December 31, 2018. As a result, we are required to hold an advisory Say-on-Pay vote at this Annual Meeting, as well as an advisory vote on the frequency of any such future advisory votes (see the “Say-on-Pay Frequency Proposal” below).

The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management.

The Compensation Committee of our Board oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our named executive officers. The Compensation Committee has designed the executive compensation program for our named executive officers to meet the following objectives:

•      Ensure executive compensation is aligned with our corporate strategies and business objectives;

•      Subject a substantial portion of an executive officer’s compensation to achieving both short-term and long-term performance objectives that enhances stockholder value by linking rewards to measurable corporate and individual performance;

•      Reinforce the importance of meeting and exceeding identifiable and measurable goals through awards for performance;

•      Provide total direct compensation that is competitive in the marketplace in order to attract, retain and motivate the best possible executive candidates; and

•      Provide an incentive for long-term continued employment with our Company.

We believe our approach to goal setting and setting of targets with payouts based upon performance results assists in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. Several features of our programs reflect sound risk management practices. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking.

The vote solicited by this Say-on-Pay Proposal is advisory, and therefore is not binding on the Company, our Board or our Compensation Committee. The outcome of the vote will not require the Company, our Board or our Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Say-on-Pay Proposal:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2019 Annual Meeting.

Vote Required

The Say-on-Pay Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for each such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).

Board Recommendation

After careful consideration, the Board unanimously recommends a vote for the approval of the advisory (non-binding) vote on executive compensation.

THE SAY-ON-PAY FREQUENCY PROPOSAL

In connection with the Say-on-Pay Proposal above seeking advisory approval of our executive compensation program, the Dodd-Frank Act and Section 14A of the Exchange Act also requires that we include in this proxy statement a separate advisory (non-binding) stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter. For the reasons described below, our Board recommends that our stockholders select a frequency of three years, or a triennial vote. We are required to solicit stockholder approval on the frequency of future Say-on-Pay proposals at least once every six years, although we may seek stockholder input more frequently.

Our Board believes that our current executive compensation programs adequately links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders. Our Board believes that, of the three choices, submitting a nonbinding, advisory Say-on-Pay resolution to stockholders every three years is the most appropriate choice. Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period. Our Board believes that stockholder feedback every three years will be more useful as it will provide stockholders with a sufficient period of time to evaluate the overall compensation paid to our named executive officers, the components of that compensation and the effectiveness of that compensation. The amount of compensation and mix of components of such compensation in any one year may differ from year to year, and the three-year period will provide stockholders with a more complete view of the amount and mix of that compensation. The triennial Say-on-Pay vote will also provide stockholders with the benefit of assessing over a period of years whether the components of the compensation paid to our named executive officers have achieved positive results for the Company. A three-year vote cycle also gives the Board and Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures.

Our Board is aware of and took into account views that some have expressed in support of conducting an annual advisory vote on executive compensation. We are aware that some stockholders believe that annual advisory votes will enhance or reinforce accountability. However, we have in the past been, and will in the future continue to be, proactively engaged with our stockholders on a number of topics and in a number of forums. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on the Company’s executive compensation programs. In addition, because our executive compensation programs have typically not changed materially from year to year and are designed to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to short-term perspective inappropriately bearing on our executive compensation programs. Finally, although we believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation programs or other circumstances suggest that a more frequent vote would be appropriate.

We understand that our stockholders may have different views as to what is the best approach for ADMA, and we look forward to hearing from our stockholders on this proposal.

The Board will continue to engage with stockholders on executive compensation between stockholder votes.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below.

RESOLVED, that the stockholders of ADMA Biologics, Inc. determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC, is:

Choice 1—every year;

Choice 2—every two years;

Choice 3—every three years; or

Choice 4—abstain from voting.

Vote Required

The option of “EVERY YEAR”, “EVERY TWO YEARS” and “EVERY THREE YEARS” that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because this vote is advisory and is not binding on our Board, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

This vote may not be construed (1) as overruling a decision by the Company or our Board or (2) to create or imply any change or addition to the fiduciary duties of the Company or our Board.

Board Recommendation

After careful consideration, the Board unanimously recommends a vote for the option of once “EVERY THREE YEARS” as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K.

Stockholders are not voting to approve or disapprove of the Board’s recommendation. Stockholders may choose among the four choices included in the resolution set forth above.

THE AUDITOR RATIFICATION PROPOSAL

Our Audit Committee has appointed CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  In connection with this appointment, CohnReznick LLP will examine and report to stockholders on the consolidated financial statements of the Company and its subsidiaries for 2019.

Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholders’ ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice.  This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm.  If the appointment of CohnReznick LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement.  Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of CohnReznick LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders.  They also will have the opportunity to make a statement if they desire to do so.

Vote Required

The Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for each such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).

Board Recommendation

After careful consideration, the Board determined that ratification of the Audit Committee’s appointment of CohnReznick LLP as our independent registered public accounting firm for 2019 is advisable and in the best interests of ADMA and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the ratification of the Audit Committee’s appointment of CohnReznick LLP as our independent registered public accounting firm for 2019 and recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of CohnReznick LLP as our independent registered public accounting firm for 2019.

Principal Accounting Fees and Services

The following table summarizes the aggregate fees billed for professional services rendered to us by CohnReznick LLP, our independent registered public accounting firm, during the fiscal years ended December 31, 2017 and 2018. A description of these fees and services follows the table.

	2017	2018
Audit Fees (1)	$595,686	$838,276
Audit-Related Fees (2)	—	59,394
Tax Fees (3)	17,980	26,245
All Other Fees (4)	254,272	—
TOTAL	$867,938	$923,915

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(1) Fees for audit services in 2017 and 2018 consisted of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in our Annual Report on Form 10-K, the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q, the professional services rendered relating to the Company in connection with public offerings of securities, related comfort letters and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2) Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3) Tax fees consist of fees billed for services including, but not limited to, assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions.

(4) This category includes fees related to (i) due diligence services performed in 2017 in connection with BPC Transaction and (ii) the audit of the BPC therapy business unit’s 2016 financial statements in connection with the BPC Transaction.

The Audit Committee has considered whether the provision of these services by CohnReznick LLP is compatible with maintaining the independence of CohnReznick LLP. Further, all of the services provided by CohnReznick LLP in 2017 and 2018 were approved in advance in accordance with the Audit Committee’s pre-approval policies and procedures described below. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimis non-audit services under the applicable rules of the SEC for its approval of any of the services provided by CohnReznick LLP in 2017 and 2018.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods.  Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management.  Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).  The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.  The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent register public accounting firm’s independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service.

Report of the Audit Committee

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

The Audit Committee reviews our financial reporting process on behalf of our Board.  Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting.  Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements to accounting principles generally accepted in the United States of America and, in 2018, on the effectiveness of our internal control over financial reporting.

         The Audit Committee of the Board has:

•	Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2018 with management;

•	Discussed with CohnReznick LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T; and

•	Received written disclosures and a letter from CohnReznick LLP regarding its independence as required by applicable requirements of the PCAOB regarding CohnReznick LLP’s communications with the Audit Committee, and the Audit Committee further discussed with CohnReznick LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CohnReznick LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Submitted by the members of the Audit Committee:

Eric I. Richman, Chairman

Bryant E. Fong

Lawrence P. Guiheen

CERTAIN ADMA RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board is responsible for reviewing and approving all material transactions with any related party on a continuing basis.  Related parties can include any of our directors or officers, holders of 5% or more of our voting securities and their immediate family members.  We may not enter into a related person transaction unless our Board has reviewed and approved such transaction.  We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.

See “Executive Officers and Director and Officer Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.

2018 Offering

In connection with our June 2018 public offering of its common stock, on June 8, 2018: (i) Adam S. Grossman, our President and Chief Executive Officer, purchased 20,921 shares of our common stock of the directly and 52,301 shares of our common stock through an entity he controls, (ii) Dr. Jerrold B. Grossman, our Vice Chairman of the Board, purchased 20,921 shares of our common stock directly and 31,381 shares of common stock through an entity he controls, (iii) Lawrence P. Guiheen, a director, purchased 20,000 shares of our common stock, (iv) Eric Richman, a director, purchased 5,230 shares of our common stock, and (v) Brian Lenz, our Executive Vice President and Chief Financial Officer, purchased 5,000 shares of our common stock, all at the public offering price of $4.78.

2017 Offering

In connection with our November 2017 public offering of common stock, on November 9, 2017: (i) BPC, a 5% holder of our common stock, purchased 5,813,954 shares of common stock, (ii) the Perceptive Master Fund, a 5% holder of our common stock, purchased 3,100,000 shares of common stock, (iii) Consonance Master, a 5% holder of our common stock, purchased 1,900,000 shares of common stock, (iv) Mr. Grossman purchased 485,000 shares of our common stock through Areth, an entity he controls, (v) Mr. Richman purchased 25,000 shares of our common stock, (vi) Dr. James Mond, our Executive Vice President, Chief Scientific Officer and Chief Medical Officer, purchased 10,000 shares of our common stock and (vii) Mr. Lenz purchased 6,500 shares of our common stock, all at the public offering price of $2.15.

Shared Services Agreement and Other Arrangements

Our executive offices are located in approximately 4,200 square feet of space at 465 State Route 17 South, Ramsey, New Jersey 07446. Currently we operate under a Shared Services Agreement with Areth for the office, warehouse space and certain related services and have the ability to cancel this agreement upon 30 days’ notice.  Areth is a company controlled by Dr. Grossman and Mr. Grossman and we pay monthly fees for the use of such office space and for other information technology, general warehousing and administrative services.  Rent under the shared services agreement is $10,000 per month.

During the year ended December 31, 2017, we maintained deposits and other accounts at Pascack Bankcorp, a bank of which Dr. Grossman served as a director through January 2016, and which was approximately 5%-owned by members of the Grossman family.  Pascack Bankcorp was acquired by Lakeland Bancorp, Inc. in January 2016 and Dr. Grossman is currently a member of the Corporate Advisory Council of Lakeland Bancorp Inc.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2018 for a description of our credit facility with Perceptive Credit Holdings II, LP, an affiliate of a 5% stockholder of ADMA.

See Notes 3 and 9 to our audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2018 for a description of our recent transactions with BPC and the Biotest Trust, a former and current 5% stockholder of ADMA, respectively.

STOCKHOLDER PROPOSALS AND OTHER INFORMATION

Deadline for Submission of Stockholder Proposals and Recommendations for Director

Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2020 annual meeting of stockholders must have been received by us no later than the close of business on December 26, 2019.

In order for a stockholder to nominate a person for election to the Board or bring other business before the 2020 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 is included with these proxy materials.  A copy of our Annual Report (on Form 10-K), including the financial statements included therein, is also available without charge on our website (www.admabiologics.com) or upon written request to us at c/o ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446, Attention: Corporate Secretary.

HOUSEHOLDING OF MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the proxy materials for all stockholders having that address. The proxy materials for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.

 Upon written or oral request, ADMA will deliver a separate copy of proxy materials to any stockholder at a shared address to which a single set of proxy materials was delivered and who wishes to receive separate sets in the future. Stockholders receiving multiple sets of proxy materials may likewise request that ADMA deliver a single set of proxy materials in the future. Stockholders may notify ADMA of their requests by calling or writing ADMA at its principal executive offices at (201) 478-5552 or 465 State Road 17, Ramsey, New Jersey 07446.

If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.

EXPENSES AND SOLICITATION

All costs of solicitation of proxies will be borne by us.  In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph.  The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs.  Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.

This proxy statement and our Annual Report on Form 10-K is available in the “Investors” section of our website at www.admabiologics.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: c/o ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446, Attention: Corporate Secretary.

If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.

You are asked to advise us if you intend to attend the Annual Meeting. For directions to the Annual Meeting, please call the Company at (201) 478-5552.

You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

/s/ Adam S. Grossman Adam S. Grossman President and Chief Executive Officer, Director

Dated:  April 24, 2019

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that we file with the SEC, including this proxy statement, may be accessed from the SEC’s website on the Internet at www.sec.gov, free of charge. You may also obtain any reports, statements or other information that we file with the SEC by accessing our website at www.admabiologics.com or you may request such reports, statements or other information in writing or by telephone as follows:

ADMA BIOLOGICS, INC.

465 State Route 17 South

Ramsey, New Jersey 07446

Attention: Office of the Secretary

Telephone: (201) 478-5552

We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

Annex A

second AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ADMA Biologics, Inc.

(Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law)

ADMA Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.       The present name of the Corporation is ADMA Biologics, Inc. The Corporation was originally incorporated under the name R&R Acquisition VI, Inc. by the filing of the Corporation’s original certificate of incorporation with the office of the Secretary of State of the State of Delaware on June 2, 2006.

2.       This Second Amended and Restated Certificate of Incorporation of the Corporation, which both restates and further amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the office of the Secretary of State of the State of Delaware on June 6, 2017, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3.       The Corporation’s Amended and Restated Certificate of Incorporation is hereby further amended and restated to read in its entirety as follows:

ARTICLE I
Name

The name of the corporation is ADMA Biologics, Inc. (the “Corporation”).

ARTICLE II
Registered Office; Registered Agent

The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is the Corporation Service Company.

ARTICLE III
Purpose

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as it may be amended from time to time, the “DGCL”).

ARTICLE IV
Capital Stock

Section 4.1            Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is 160,000,000, divided into two classes consisting of (a) 150,000,000 shares of common stock at $0.0001 par value (the “Common Stock”), and (b) 10,000,000 shares of preferred stock at $0.0001 par value (the “Preferred Stock”). The authorized number of shares of Common Stock and Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote irrespective of Section 242 of the DGCL.

Section 4.2            Common Stock. A statement of the designations of the Common Stock and the powers, preferences and relative, participating, optional, special and other rights and qualifications, limitations and restrictions thereof is as follows:

(a)            Voting Rights. Except as may otherwise be provided in this Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) (including any certificate filed with the Office of the Secretary of State of the State of Delaware setting forth a copy of the resolution or resolutions providing for the issuance of a series of Preferred Stock in accordance with Section 4.3 (such certificate, a “Preferred Stock Designation”)) or by applicable law, each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

(b)            Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock out of funds legally available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine.

(c)            Dissolution, Liquidation or Winding Up. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

Section 4.3            Preferred Stock. The Board is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designations, powers (including voting powers), preferences, and relative, participating, optional, special or other rights, if any, and the qualifications, limitations and restrictions, if any, of the shares of such series. The powers (including voting powers), designations, preferences and relative, participating, optional, special or other rights, if any, of each series of Preferred Stock, and the qualifications, limitations or restrictions, if any, thereof, may differ from those of any and all other series at any time outstanding.

Section 4.4            Preemptive Rights. Except as otherwise provided for or fixed pursuant to the terms of this Certificate of Incorporation (including any Preferred Stock Designation) or that certain Stockholders Agreement of the Corporation, by and among the Corporation and Biotest Pharmaceuticals Corporation or its permitted assignees, dated as of June 6, 2017, as it may be amended, restated, supplemented or otherwise modified from time to time (the “Stockholders Agreement”), no holder of shares of capital stock of the Corporation shall be entitled to any preemptive right to subscribe for or purchase or receive any part of any new or additional issue of shares of capital stock of the Corporation, or of securities convertible into such shares, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

ARTICLE V
Duration

The Corporation is to have perpetual existence.

ARTICLE VI
Board of Directors

Section 6.1            Board of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to the terms of any Preferred Stock Designation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than five (5) nor more than eleven (11), with the then-authorized number of directors being fixed from time to time by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

Section 6.2            Classified Board. The Board (other than those directors elected by the holders of any series of Preferred Stock pursuant to the terms of any Preferred Stock Designation (the “Preferred Stock Directors”)) shall be divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. The initial term of office of the Class I directors expired on the date of the 2014 annual meeting of stockholders, the initial term of office of the Class II directors expired on the date of the 2015 annual meeting of stockholders, and the initial term of office of the Class III directors expired on the date of the 2016 annual meeting of stockholders. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, so that the term of office of one class of directors shall expire in each year. Each director shall hold office until the expiration of such director’s term of office and until such director’s successor shall have been elected and qualified, or until such director’s earlier resignation, removal or death. In case of any increase or decrease, from time to time, in the number of directors constituting the whole Board (other than Preferred Stock Directors), the number of directors in each class shall be determined by action of the Board. A director elected by the remainder of the Board to fill a vacancy shall hold office for the remainder of the term of the predecessor director and until such director’s successor has been elected and qualified, or until such director’s earlier resignation, removal or death.

Section 6.3            Vacancies and Newly Created Directorships. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

ARTICLE VII
By-laws

The Board shall have the power to adopt, amend or repeal the by-laws of the Corporation.

ARTICLE VIII
Limitation of Liability

To the fullest extent permitted under the DGCL, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment or repeal of this Article VIII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

ARTICLE IX
Indemnification

Section 9.1            Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (except for judgments, fines and amounts paid in settlement in any action or suit by or in the right of the Corporation to procure a judgment in its favor) actually and reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

Section 9.2            Prepayment of Expenses. To the extent not prohibited by applicable law, the Corporation shall pay the expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article IX or otherwise.

Section 9.3            Claims. If a claim for indemnification or advancement of expenses under this Article IX is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense (including reasonable and documented out-of-pocket attorneys’ fees) of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 9.4            Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 9.5            Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.

Section 9.6            Amendment or Repeal. Any amendment or repeal of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.

Section 9.7            Other Indemnification and Prepayment of Expenses. This Article IX shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE X
Written Consent Prohibited

Except as otherwise provided for or fixed pursuant to any Preferred Stock Designation relating to the rights of holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the corporation must be taken at a duly called annual or special meeting of stockholders of the corporation, and the power of stockholders to consent in writing to the taking of any action, without a duly called meeting and vote, is specifically denied.

ARTICLE XI
Exclusive Forum

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the by-laws, or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, the Superior Court of the State of Delaware or, if the Superior Court of the State of Delaware lacks jurisdiction over such proceeding, the U.S. District Court for the District of Delaware) (the “Chosen Court”), in all cases subject to such court having personal jurisdiction over the indispensable parties named as defendants. To the fullest extent permitted by applicable law, any person who, or entity that, holds, purchases or otherwise acquires an interest in stock of the Corporation shall be deemed to have consented to the personal jurisdiction of the Chosen Court in any proceeding brought to enjoin any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Article XI. To the fullest extent permitted by applicable law, if any action the subject matter of which is within the scope of this Article XI is filed in a court other than the Chosen Court in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Chosen Court in connection with any action brought in such court to enforce this Article XI and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the action as agent for such stockholder.

[Signature Page Follows]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this 5th day of June, 2019.

By:
Name: Adam Grossman
Title: President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

ADMA BIOLOGICS, INC.

Your E-Mail vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted via E-Mail must be received prior to June 5, 2019.

E-MAIL– Complete, sign and date your proxy card and e-mail a PDF scan of the proxy card to Continental using the following e-mail address: proxy@continentalstock.com.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided to Continental to complete.

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒

The Board of Directors recommend you vote “FOR” Proposals 1, 2, 3 and 5 and “Every 3 Years” for Proposal 4.

1.	To elect the following Class III directors for a term expiring at the 2022 annual meeting of stockholders. (1) Dr. Jerrold B. Grossman (2) Lawrence P. Guiheen		FOR ☐ ☐	WITHHOLD ☐ ☐	4.	To determine, on an advisory basis, the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission.	Every 3 Years ☐	Every 2 Years ☐	Every Year ☐	Abstain ☐

2.	To amend and restate the Company’s Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares, and (ii) remove the Company’s non-voting common stock, which was retired in full on May 14, 2018, and delete all references therein to the non-voting common stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐	5.	To ratify the appointment of CohnReznick LLP as the independent registered public accounting firm for the year ending December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐
					Note.	Such other business as may properly come before the meeting or any adjournment thereof.
3.	To approve the compensation of the Company’s named executive officers, on an advisory basis.	FOR ☐	AGAINST ☐	ABSTAIN ☐
					For address changes and/or comments, please check this box and write below:			☐

CONTROL NUMBER

Signature	Signature	Date	, 2019.

NOTE: Please sign exactly as your need(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fudiciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officers.

ADMA BIOLOGICS, INC.

Annual Meeting of Stockholders

June 5, 2019, 9:00 A.M. EDT

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

ADMA BIOLOGICS, INC.

465 State Route 17 South

Ramsey, New Jersey 07446

For The Annual Meeting To Be Held June 5, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE COMPANY

The undersigned hereby constitutes and appoints Adam S. Grossman and Brian Lenz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.0001 par value per share, of ADMA BIOLOGICS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00AM EDT on June 5, 2019, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, New York 10019, and any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued, and to be marked, dated and signed, on the other side)